UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

_____________________________________

SCHEDULE 14A

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No. ______)

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SeaStar Medical Holding Corporation
(Name of Registrant as Specified in its Charter)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

NOTICE & PROXY STATEMENT

2025 Annual Meeting of Stockholders

July 3, 2025
10:00 a.m. Mountain Time

SeaStar Medical Holdings Corporation
3513 Brighton Blvd, Suite 410
Denver, CO 80216

            , 2025

To Our Stockholders:

You are cordially invited to attend the 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of SeaStar Medical Holding Corporation at 10:00 a.m. Mountain Time, on July 3, 2025. The Annual Meeting will be held virtually, and no physical meeting will be held.

The Notice of Annual Meeting of Stockholders and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting. Please see the section titled “Who can attend the Annual Meeting?” on page 4 of the Proxy Statement for more information about how to attend the meeting online.

Whether or not you attend the Annual Meeting, it is important that your shares and votes are represented. Therefore, I urge you to promptly vote. Instructions for how to vote are contained on the enclosed proxy card. You can submit your vote by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you decide to attend the Annual Meeting, you will be able to vote at the Annual Meeting even if you have previously submitted your proxy card.

Thank you for your support.

Sincerely,
/s/ Eric Schlorff
Eric Schlorff
Director and Chief Executive Officer

SeaStar Medical Holdings Corporation
3513 Brighton Blvd, Suite 410
Denver, CO 80216

Notice of Annual Meeting of Stockholders To Be Held July 3, 2025

The Annual Meeting of Stockholders of SeaStar Medical Holding Corporation, a Delaware corporation (the “Company”), will be held at 10:00 a.m. Mountain Time, on July 3, 2025. The Annual Meeting will be held virtually via live webcast. You will be able to attend the Annual Meeting online by visiting www.proxydocs.com/ICU and entering your 12-digit control number included on your proxy card that is enclosed with your proxy materials. You will be able to submit questions at the meeting and vote. The Annual Meeting will be held for the following purposes:

•        To elect two Class III Directors to serve until the 2028 annual meeting of stockholders, or until their successors shall have been duly elected and qualified (“Proposal 1”);

•        To approve an amendment and restatement of the Company’s 2022 Omnibus Equity Incentive Plan to (i) increase the number of authorized shares of common stock (“Common Stock”) from 570,457, as adjusted for a 1-for-25 reverse stock split, to 2,070,457 and (ii) remove the evergreen provision (“Proposal 2”);

•        To approve, in accordance with applicable rules of the Nasdaq Stock Market, the potential future sale and issuance of shares of our common stock to Lincoln Park Capital Fund, LLC and its affiliates (“Lincoln Park”) in accordance with the pricing terms set forth in the common stock purchase agreement dated April 25, 2025 (the “Lincoln Park Purchase Agreement”) that would result in Lincoln Park owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale (“Proposal 3” or the “Nasdaq Proposal”);

•        To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal 4”);

•        To approve a proposal to adjourn or postpone the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, any of the proposals described above (“Proposal 5”); and

•        To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting.

Holders of record of our common stock as of the close of business on Monday, May 5, 2025, are entitled to notice of and to vote at the Annual Meeting, or at any continuation, postponement or adjournment of the Annual Meeting. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors

/s/ Eric Schlorff
Eric Schlorff
Chief Executive Officer Denver, CO
, 2025

i

SeaStar Medical Holdings Corporation
3513 Brighton Blvd, Suite 410
Denver, CO 80216

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors of SeaStar Medical Holding Corporation of proxies to be voted at our Annual Meeting of Stockholders to be held on July 3, 2025, at 10:00 a.m. Mountain Time, and at any continuation, postponement, or adjournment of the Annual Meeting. The Annual Meeting will be held virtually via live webcast. You will be able to attend the Annual Meeting online by visiting www.proxydocs.com/ICU and entering your 12-digit control number included on your proxy card or on the instructions that accompanied your proxy materials. You will be able to vote your shares electronically and submit your written questions prior to and during the meeting through the online website.

Holders of record of our Common Stock, par value $0.0001 per share, as of the close of business on May 5, 2025 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and at any continuation, postponement, or adjournment of the Annual Meeting. As of the Record Date, there were approximately            shares of Common Stock outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting.

The Company will begin mailing, or otherwise make available to stockholders, this Proxy Statement, Notice of Annual Meeting of Stockholders, and proxy card (the “Proxy Materials”) containing instructions on how to access the Proxy Materials and how to vote and the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 (the “2024 Annual Report”) to stockholders on or about            , 2025. In this Proxy Statement, “Company”, “we”, “us”, and “our” refer to SeaStar Medical Holding Corporation.

EXPLANATORY NOTE

On June 7, 2024, we effected a 1-for-25 reverse stock split of our issued and outstanding common stock. Except as otherwise indicated, all common stock shares, common stock per share data, common stock options, and warrants in this proxy statement, including the exercise price of any common stock options, have been retrospectively adjusted to reflect the effect of the reverse stock split.

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Thursday, July 3, 2025 at 10:00 a.m., Mountain Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting www.proxydocs.com/ICU and entering your 12-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your Proxy Materials. If you lose your 12-digit control number, you may join the Annual Meeting as a “Guest” but you will not be able to vote.

Availability of Proxy Materials

The Proxy Materials are being mailed on or about            , 2025 to all stockholders entitled to notice of, and to vote at, the Annual Meeting. SeaStar Medical Holding Corporation’s 2024 Annual Report, which includes its Form 10-K for the year ended December 31, 2024, will accompany the Proxy Materials.

Proposals

At the Annual Meeting, our stockholders will be asked:

•        to elect two Class III Directors to serve until the 2028 annual meeting of stockholders, or until their successors shall have been duly elected and qualified;

•        to approve an amendment and restatement of the Company’s 2022 Omnibus Equity Incentive Plan to (i) increase the number of authorized shares of Common Stock from 570,457, as adjusted for a 1-for-25 reverse stock split, to 2,070,457 and (ii) remove the evergreen provision;

•        to approve, in accordance with applicable rules of the Nasdaq Stock Market, the potential future sale and issuance of shares of our common stock to Lincoln Park in accordance with the Lincoln Park Purchase Agreement that would result in Lincoln Park owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale;

•        to ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•        to approve a proposal to adjourn or postpone the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, any of the proposals described above.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Recommendations of the Board

The Board of Directors (the “Board”) recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your shares of common stock will be voted on your behalf as you direct. If not otherwise specified, the shares of Common Stock represented by the proxies will be voted, and the Board recommends that you vote:

•        FOR the election of Eric Schlorff and Kenneth Van Heel as Class III Directors;

•        FOR the approval of an amendment and restatement of the Company’s 2022 Omnibus Equity Incentive Plan to (i) increase the number of authorized shares of Common Stock from 570,457, as adjusted for a 1-for-25 reverse stock split, to 2,070,457 and (ii) remove the evergreen provision;

•        FOR the approval, for purposes of complying with applicable rules of the Nasdaq Stock Market, the potential future sale and issuance of shares of our common stock to Lincoln Park in accordance with the Lincoln Park Purchase Agreement that would result in Lincoln Park owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale;

•        FOR the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•        FOR the proposal to adjourn or postpone the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, any of the proposals described above.

If any other matter properly comes before the stockholders for a vote at the Annual Meeting, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Information About This Proxy Statement

Why you received this Proxy Statement.    You are viewing or have received these Proxy Materials because our Board is soliciting your proxy to vote your shares at the Annual Meeting. This Proxy Statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Printed Copies of Our Proxy Materials.    You have received or will receive printed copies of our Proxy Materials, and instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding.    The SEC’s rules permit us to deliver a single set of Proxy Materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one set of Proxy Materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Proxy Materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. If you prefer to receive separate copies of the Proxy Materials, contact Continental Stock Transfer and Trust Company at 1-800-509-8856 or in writing at Continental Stock Transfer and Trust, 1 State Street 30th Floor, New York, NY 10004-1561.

If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy materials for your household, contact Continental Stock Transfer and Trust Company at 1-800-509-8856 or in writing at Continental Stock Transfer and Trust, 1 State Street 30th Floor, New York, NY 10004-1561.

Questions and Answers About the 2025 Annual Meeting of Stockholders

Who is entitled to vote at the Annual Meeting?

The Record Date for the Annual Meeting is May 5, 2025, which was approved by our Board. You are entitled to vote at the Annual Meeting only if you were a stockholder of record at the close of business on that date, or if you hold a valid proxy for the Annual Meeting. Each outstanding share of Common Stock is entitled to one vote for all matters before the Annual Meeting. At the close of business on the Record Date, there were            shares of Common Stock outstanding and entitled to vote at the Annual Meeting.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting online or by proxy of the holders of at least 33 1/3% of the stock issued and outstanding and entitled to vote on the Record Date, or            shares, will constitute a quorum.

Who can attend the Annual Meeting?

The Company has decided to hold the Annual Meeting online this year. You may attend and participate in the Annual Meeting online by visiting the following website: www.proxydocs.com/ICU. To attend and participate in the Annual Meeting you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker. You will be able to vote your shares electronically and submit your written questions prior to and during the meeting through the online website.

If you decide to join the Annual Meeting online, we encourage you to access the meeting prior to the start time. Online check-in will begin at 9:50 a.m. Mountain Time, and you should allow ample time for the check-in procedures.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the Chairperson of the Annual Meeting is authorized by our Second Amended and Restated Bylaws (the “Bylaws”) to adjourn the meeting, without the vote of stockholders.

What does it mean if I receive more than one set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each set of Proxy Materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the Proxy Materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I vote?

Stockholders of Record.    If you are a stockholder of record, you may vote:

•        by Internet — You can vote over the Internet at www.proxypush.com/ICU by following the instructions on the proxy card;

•        by Telephone — You can vote by telephone by calling 1-866-868-2739 and following the instructions on the proxy card;

•        by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail; or

•        at the Meeting — You can use the 12-digit control number included in your proxy card or on the instructions that accompanied your Proxy Materials to vote electronically during the meeting.

Internet and telephone voting facilities for stockholders of record will be available 24 hours a day. To participate in the Annual Meeting online, including to vote via the Internet or telephone, you will need the 12-digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

Whether or not you expect to attend the Annual Meeting, we urge you to vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you submit your proxy ahead of time, you may still decide to attend the Annual Meeting and vote your shares at the meeting.

Beneficial Owners of Shares Held in “Street Name.”    If your shares are held in “street name” through a bank or broker, you will receive instructions on how to vote from the bank or broker. You must follow their instructions in order for your shares to be voted. Internet and telephone voting also may be offered to stockholders owning shares through certain banks and brokers. To vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker.

Can I change my vote after I submit my proxy?

Yes. If you are a registered stockholder, you may revoke your proxy and change your vote:

•        by submitting a duly executed proxy bearing a later date;

•        by granting a subsequent proxy through the Internet or telephone;

•        by giving written notice of revocation to the Secretary of the Company prior to or at the Annual Meeting;

•        by voting online at the Annual Meeting.

Your most recent proxy card or Internet or telephone proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote online at the Annual Meeting.

If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker, or you may vote online at the Annual Meeting using your 12-digit control number or otherwise voting through your bank or broker.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board. The Board recommendations are indicated on page 2 of this Proxy Statement, as well as with the description of each proposal in this Proxy Statement.

Will any other business be conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

Will there be a question-and-answer session during the Annual Meeting?1

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer questions submitted during or prior to the meeting that are pertinent to the Company and the meeting matters, as time permits. Only stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above in “Who can attend the Annual Meeting?” will be permitted to submit questions during the Annual Meeting through the Annual Meeting webpage. We have the discretion to decline responses to any questions submitted by stockholders.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” available on the Annual Meeting webpage for stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above in “Who can attend the Annual Meeting?”.

____________

1        Note to Company: Please confirm whether you plan to hold a Q&A session during the meeting.

How many votes are required for the approval of the proposals to be voted upon and how will abstentions and broker non-votes be treated?

Proposal	Vote Required	Effect of Votes Withheld/Abstentions and Broker Non-Votes
Proposal 1: Election of Class III Directors	The affirmative vote of holders of a plurality of the votes cast	Votes withheld and broker non-votes will have no effect on the election of Class III directors.
Proposal 2: Amendment and Restatement of the Company’s 2022 Omnibus Equity Incentive Plan	The affirmative vote of holders of a majority of the votes cast	Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 2.
Proposal 3: The Nasdaq Approval	The affirmative vote of holders of a majority of the votes cast	Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 3.
Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of holders of a majority of the votes cast	Abstentions will have no effect on the outcome of those votes. Because we believe that Proposal 4 is a routine matter, we do not expect to receive any broker non-votes with respect to Proposal 4.
Proposal 5: Adjournment Proposal	The affirmative vote of holders of a majority of the votes cast	Abstentions and broker non-votes will have no effect on the outcome of the vote on Proposal 5.

What is a “vote withheld” and an “abstention” and how will votes withheld and abstentions be treated?

A “vote withheld,” in the case of Proposal 1, or an “abstention,” in the case of Proposals 2, 3, 4 and 5, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum. Votes withheld will have no effect on Proposal 1, and abstentions will have no effect for Proposals 2, 3, 4 and 5.

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder holds shares in his or her name. Shares held in “street name” means shares that are held in the name of a bank or broker on a person’s behalf.

Am I entitled to vote if my shares are held in “street name”?

Yes. If your shares are held by a bank or a brokerage firm, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these Proxy Materials are being provided to you by your bank or brokerage firm, along with a voting instruction card if you received printed copies of our Proxy Materials. As the beneficial owner, you have the right to direct your bank or brokerage firm how to vote your shares, and the bank or brokerage firm is required to vote your shares in accordance with your instructions. To vote your shares online at the Annual Meeting, you should contact your bank or broker to obtain your 12-digit control number or otherwise vote through the bank or broker.

What are broker non-votes and do they count for determining a quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares for a proposal. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as Proposal 4, the ratification of the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as Proposals 1, 2, and 3, the election of directors, the amendment of the Company’s 2022 Omnibus Equity Incentive Plan, and approval for the issuance of the shares to Lincoln Park, respectively. Broker non-votes count for purposes of determining whether a quorum is present.

How are proxies solicited?

In addition to the solicitation of proxies by mail, we also request brokerage houses, nominees, custodians, and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record and we reimburse such person for the cost of forwarding the Proxy Materials. We have engaged BetaNXT (“BetaNXT”) to handle the distribution of soliciting material to, and the collection of proxies from, such entities. We will pay BetaNXT a fee of $          , plus reimbursement of out-of-pocket expenses, for this service. We bear the cost of all proxy solicitation. The Company may also solicit proxies by mail, in person, by telephone or via the Internet through its officers, directors and other individuals from our management team, who will receive no additional compensation for these services.

Where can I find a list of stockholders?

A complete list of such stockholders will be open to the examination of any stockholder for a period of ten days prior to the Annual Meeting for a purpose germane to the meeting by sending an email to Investor Relations at jcain@lhai.com, stating the purpose of the request and providing proof of ownership of Company Common Stock. The list of these stockholders will also be available during the Annual Meeting after entering the 12-digit control number included on your proxy card or on the instructions that accompanied your Proxy Materials.

Where can I find the voting results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting, and we will report the final results in a Current Report on Form 8-K, which we will file with the SEC after the Annual Meeting.

Proposal 1: Election of DirectorS

We currently have six (6) directors on our Board. At the Annual Meeting, two (2) nominees for Class III Directors, Eric Schlorff and Kenneth Van Heel, are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2028 or until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal.

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as a Class III Directors. Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

As set forth in our Third Amended and Restated Certificate of Incorporation, as amended (the “Charter”), the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. The current class structure is as follows: Class I, whose term will expire at the 2026 Annual Meeting of Stockholders; Class II, whose term will expire at the 2027 Annual Meeting of Stockholders; and Class III, whose term currently expires at the 2025 Annual Meeting of Stockholders and whose subsequent term will expire at the 2028 Annual Meeting of Stockholders

The current Class I Directors are Rick Barnett and John Neuman; the current Class II Directors are Jennifer Baird and Bernadette Vincent; and the current Class III Directors are Eric Schlorff and Kenneth Van Heel.

Our Charter and Bylaws provide that the authorized number of directors may be changed from time to time by the Board. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of our outstanding voting stock entitled to vote in the election of directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares of Common Stock represented thereby for the election as Class III Directors of the persons whose names and biographies appear below. In the event that Mr. Schlorff or Mr. Van Heel should become unable to serve, or for good cause will not serve, as a director, it is intended that votes will be cast for a substitute nominee designated by the Board, or the Board may elect to reduce its size. The Board has no reason to believe that Mr. Schlorff or Mr. Van Heel will be unable to serve if elected. Each of Mr. Schlorff and Mr. Van Heel have consented to being named in this Proxy Statement and to serve if elected.

Required Vote of Stockholders

The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III Directors.

Votes withheld and broker non-votes are not considered to be votes cast and, accordingly, will have no effect on the outcome of the vote on this proposal.

Recommendation of the Board

The Board unanimously recommends a vote FOR the election of the below Class III Director nominees.

Nominees For Class III Director (terms to expire at the 2028 Annual Meeting of Stockholders)

The current members of the Board who are also the nominees for election to the Board as Class III Directors are as follows:

Name	Age	Served as a Director Since	Position
Eric Schlorff	52	2019	Director, Chief Executive Officer
Kenneth Van Heel	61	2021	Director

The principal occupations and business experience of the Class III Director nominees for election at the 2025 Annual Meeting are as follows:

Eric Schlorff has served as a Director and the Chief Executive Officer of SeaStar since July 2019 and as Chief Operating Officer from March 2019 to July 2019. Mr. Schlorff also previously served as a Director of SeaStar from June 2016 to May 2019. From 1999 to 2019, Mr. Schlorff served in multiple roles at The Dow Chemical Company in Midland, Michigan and Indianapolis, Indiana. From June 2016 to February 2019, Mr. Schlorff served as Global Director of Alternative Investments for The Dow Chemical Pension Plan, and Global Finance Leader for Crop Protection & Seeds at Dow AgroSciences from June 2013 to June 2016. Additional leadership positions held by Mr. Schlorff include the Global Market Intelligence Leader at Dow AgroSciences, Global Financial Manager of Royalties at Dow AgroSciences, Senior Investment Manager of Alternative Investments at The Dow Chemical Company, New Business Development of Pharmaceuticals at The Dow Chemical Company, Global Financial Analyst within the New Businesses division at The Dow Chemical Company, and Global Financial Analyst within Dow AgroSciences at The Dow Chemical Company. We believe that Mr. Schlorff is well-qualified to serve on the Board due to his intimate knowledge of our business operations, including the scientific basis, regulatory requirements and sales and marketing channels of the SCD products, as well as his extensive experience in financial planning and managing large and complex organizations.

Kenneth Van Heel has served as a Director of SeaStar since 2021 and previously served as a Director from 2011 to 2015. Mr. Van Heel has also served as Chief Executive Officer at Motorcity Systems, a software provider in the trucking and transportation industry, since November 2021. Since June 2012, Mr. Van Heel has also served as a Director and Advisor at Gantec, Inc., a biotechnology company for agricultural products through April 2025. Prior to joining Motorcity Systems, Mr. Van Heel served in various roles at The Dow Chemical Company. At The Dow Chemical Company, from 2016 to 2021, Mr. Van Heel served as the Global Director of Strategic Planning; from 2012 to 2016, Mr. Van Heel served as the Director of Alternative Investments and CIO Canadian Pension Plan; from 2006 to 2016, Mr. Van Heel served as Director of Alternative Investments; from 2003 to 2006, Mr. Van Heel served as the Senior Manager of Private Equity; from 2000 to 2003, Mr. Van Heel served as the Manager of Dow Corporate Venture Capital; and from 1986 to 2000, Mr. Van Heel held various positions within the Ventures and Business Development division. We believe that Mr. Van Heel is well-qualified to serve on the Board due to his extensive and deep experience in venture capital investment, financial analysis and reporting, risk management, strategic planning, and public company operations, as well as his expertise and skills in working with companies in the medical device and healthcare industries, which will provide valuable oversight and guidance to our governance.

Continuing members of the Board:

The current members of the Board who are Class I Directors (terms to expire at the 2026 annual meeting) and Class II Directors (terms to expire at the 2027 annual meeting) are as follows:

Name	Class	Age	Served as a Director Since	Position with the Company
Rick Barnett	I	65	2021	Director
John Neuman	I	59	2024	Director
Jennifer Baird	II	57	2024	Director
Bernadette Vincent	II	66	2024	Director

The principal occupations and business experience of each Class I and Class II Director are as follows:

Rick Barnett has served as a Director of SeaStar since January 2021. Mr. Barnett served as President, Chief Executive Officer and Board Member of Satellite Healthcare, Inc. from 2014 to February 2021. Mr. Barnett has served as the Chairman of the Strategic Planning Committee, as well as a member of the Finance, Quality, Risk/Compliance, and Governance/Compensation committees for Satellite Healthcare, Inc. Mr. Barnett has served on the CutisCare, Inc. Board of Directors since 2021 and is a member of the Strategy and Audit Committee. CutisCare Inc. focuses on innovative approaches to wound care. Mr. Barnett also joined the Boards of Nephrosant and Laugh M.D. in the last year. Mr. Barnett has served a term as Chair of the Board of Directors of the National Kidney Foundation — Northern California, Pacific Northwest & NV Region, and as a Board Member since 2018, where he served as a member of the Nominating, Strategic Partnerships, and Membership committees. He also served as Chair of the Board of Directors for the West Coast Sourcing Solutions, a product procurement company, from 2011 to 2014. From 2009 to 2014, Mr. Barnett served as a Senior Vice President of VHA, Inc., a purchasing cooperative for community-owned, nonprofit healthcare institutions. From 2006 to 2008, Mr. Barnett served as General Partner & Board Member of North State Surgery Centers, LLC, an ambulatory surgical clinic center. From 2005 to 2009, Mr. Barnett served as Chair of the Board of Directors of the Hospital Council of Northern California — Northern Sierra Section, a non-profit hospital and health systems trade association. Mr. Barnett received the Corporate Director certification from NACD in 2021. We believe that Mr. Barnett is well-qualified to serve on the Board due to his extensive expertise and skills in hospital operations, risk and compliance management, which will enhance and expand the Board’s oversight capabilities over the Company’s strategic directions in a complex healthcare market.

John Neuman has served as a Director of SeaStar since June 2024. Mr. Neuman, retired from Dow Chemical Company (“Dow”) in 2023 following 30 years of service. He retired as Vice President of Global Financial Accounting at Dow, directing a global team of more than 350 team members. His organization was responsible for ensuring efficient and accurate financial accounting and reporting for a network of more than 400 legal entities across the globe including preparing the financial filings with the U.S. Securities and Exchange Commission. Additionally, Mr. Neuman provided oversight and direction for Corporate Controllers and for Mumbai Global Accounting. He joined Dow in 1993, and held various positions in Finance, including roles in corporate auditing, corporate controllers, business finance and controllers. His business finance role included a five-year international assignment in Switzerland. His tenure at Dow included finance integration and reporting responsibilities for several M&A transactions, including the Rohm & Haas and Dow Corning acquisitions and the DowDuPont merger. Prior to joining Dow, Mr. Neuman worked as an audit manager for Deloitte & Touche LLP. He holds a degree in accounting from Michigan State University, is a CPA, and has served as a member of the MSU External Advisory Board for the Department of Accounting and Information Systems. We believe that Mr. Neuman is well-qualified to serve on the Board due to his extensive expertise in financial accounting, corporate governance, financial risk management, and strategic opportunities, as well as his proven track record of executing investment and business strategies for public companies, which will contribute to the Board’s ability to effectively manage our growth and commercial plans.

Jennifer Baird has served as a Director of SeaStar since June 2024. Since 2023, Ms. Baird has served as the Executive Chair of the Board of Directors for Culturewell, Co., an organization that delivers actionable insights for healthcare infection prevention through environmental sampling testing and germ risk assessments. From 2017 to 2022, Ms. Baird founded and served as the Chief Executive Officer of Fifth Eye Inc., an FDA-regulated software medical device company developing and commercializing healthcare-related clinical algorithms and predictive analytics using steaming physiologic parameter inputs (acquired by Airstrip Technologies, Inc.). From 2010 to 2017, Ms. Baird was the Chief Executive Officer of Accio Energy, Inc., an organization that focused on developing transformational renewable energy technology. In addition, Ms. Baird has co-founded other healthcare-based companies, including Accuri Cytometers, Inc. (acquired by Becton Dickinson) and Sonetics Ultrasound, Inc. Ms. Baird served in Chief Executive Officer-Director roles for each of Fifth Eye, Inc., Accio Energy, Inc., Accuri Cytometers Inc., and Sonetics Ultrasound, Inc. Ms. Baird has served as a director for Hope Clinic, a nonprofit, since 2009. Ms. Baird has a Bachelor of Arts in Organizational Psychology/Leadership from the University of Michigan and a Master of Business Administration from Kellogg Graduate School of Management Northwestern University. Ms. Baird became NACD Directorship Certified® in 2025. We believe that Ms. Baird is well-qualified to serve on the Board due to her leadership, management, and executive experience and that her service will enhance the ability of the Board to provide effective support and oversight of the Company’s operations.

Bernadette Vincent has served as a Director of SeaStar since June 2024. Ms. Vincent is currently CEO of WC Operations, LLC, (d.b.a., Winners Circle Group), a start-up behavioral health organization that serves foster children and adolescents. She has also served on the Board of WC Operations, LLC since 2024. Ms Vincent served in various roles at Satellite Healthcare Inc., a national non-profit kidney care company offering treatment options education, applied pragmatic research and clinical trials, and chronic, home and acute dialysis therapies, including as President & Chief Operating Officer from 2021 to 2023, as Chief Operating Officer from 2020 to 2021, and as Chief Field Operations Officer from 2018 to 2020. Prior to that from 2015 to 2017, Ms. Vincent served in various divisions as Chief Operating Officer for Mednax, Inc., a national medical group providing multi-specialty physician and health system services company. Prior to that, Ms. Vincent served in various leadership roles with Fresenius Medical Care North America. She was Group Vice President from 2008-2014, overseeing Acute, Chronic and Home Dialysis operations over the southeastern part of the United States. She served as Vice President of Operations from 2006-2008 and was a selected to participate in several advanced leadership development programs at Harvard Business School and INSEAD. She also oversaw clinical trials throughout her regions for End Stage Kidney Disease Care Populations, working with the Research Division of Fresenius Medical Care. Ms. Vincent’s Board of Directors

experience spanned from 2014-2023, where she served from 2018 to 2023, as a director for Satellite Healthcare Inc., serving on the Quality, Safety & Patient Experience; Government & Compensation, Executive & Strategy committees. Ms. Vincent served as a director for the National Kidney Foundation, California & Pacific Northwest chapter since 2021, and was Founder Board member for the Laureate Academy Charter School from 2014 to 2015, serving on the Finance Committee. Ms. Vincent holds a bachelors of science in Nursing from Dillard University and Master of Business Administration from Pepperdine University. We believe that Ms. Vincent is well-qualified to serve on the Board due to her industry expertise and experience, and that she will provide valuable insight and knowledge to the Company’s operations.

Executive Officers

The following table identifies our current executive officers:

Name	Age	Position
Eric Schlorff(1)	52	Chief Executive Officer
David Green	62	Chief Financial Officer
Kevin Chung, MD	52	Chief Medical Officer

____________

(1)      See biography on page 9 of this Proxy Statement.

David Green has served as the Chief Financial Officer of SeaStar since January 2024. Prior to joining the Company, Mr. Green served as Chief Financial Officer of BlackSwan Vascular, Inc. and LamaMed Solutions, Inc., related medical device development companies, from May 2021 to January 2024. Mr. Green served as Interim Chief Financial Officer of Prolacta Biosciences, Inc., a private company providing specialized nutrition products to critically ill premature infants, from September 2021 to October 2022. From December 2017 to March 2021, Mr. Green was Chief Financial Officer at Aytu BioSciences, Inc., a Nasdaq listed pharmaceutical and medical device manufacturer and marketer. Mr. Green served as Chief Accounting Officer at Intarcia Therapeutics, Inc., a venture backed biopharmaceutical company engaged in late stage clinical development, from May 2016 to February 2017. Prior to Intarcia Therapeutics, Mr. Green held various CFO and consulting roles for SEC reporting and privately held life science companies. Mr. Green was a founding member of Ernst & Young’s Palo Alto Center for Strategic Transactions, where he advised the firm’s clients on using strategic transactions to accelerate growth. Mr. Green earned a Bachelor of Science from the State University of New York, and a Master of Business Administration from the University of Rochester. Mr. Green is a Certified Public Accountant.

Kevin Chung, MD has served as the Chief Medical Officer of SeaStar since July 1, 2022. Dr. Chung served as a professor in the Department of Medicine at the Uniformed Services University of the Health Sciences from 2016 to 2022, and as Chair of the Department of Medicine since 2018. From 2014 to 2020, Dr. Chung served as Critical Care Consultant to the U.S. Surgeon General. From 2016 to 2018, Dr. Chung served as Department of Medicine Chief at the Brooke Army Medical Center. From 2015 to 2016, Dr. Chung served as Director of Research at the US Army Institute of Surgical Research, and as Task Area Manager, Clinical Trial from 2012 to 2015. From 2006 to 2013, Dr. Chung served as Medical Director, Burn Intensive Care Unit at the US Army Burn Center. Dr. Chung is a retired army colonel and holds medical licenses in Texas and Maryland.

Corporate Governance

General

Our Board has adopted a Code of Business Conduct and Ethics, and charters for our Nominating and Corporate Governance Committee, Audit Committee and Compensation Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters and our Code of Business Conduct and Ethics in the “Governance” section under “Governance Documents” of our investor relations page of our website located at investors.seastarmedical.com.

Board Composition

Our Board currently consists of six members: Rick Barnett; John Neuman; Jennifer Baird; Bernadette Vincent; Eric Schlorff; and Kenneth Van Heel. As set forth in our Charter, the Board is currently divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following election. Our Charter provides that the authorized number of directors may be fixed from time to time by the Board, except as otherwise provided for or fixed relating to the rights of the holders of any series of Preferred Stock to elect additional directors. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. The division of our Board into three classes with staggered three-year terms may delay or prevent a change of our management or a change in control of our Company. Our directors may be removed only for cause by the affirmative vote of the holders of at least two-thirds of the total voting power of the outstanding shares of our capital stock entitled to vote in the election of directors.

Independence of the Board

As required under Nasdaq listing standards, a majority of the members of a listed company’s Board must qualify as “independent,” as affirmatively determined by the Board. The Board consults with the Company’s counsel to ensure that the Board’s determinations are consistent with relevant securities and other laws and regulations regarding the definition of “independence,” including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time.

Consistent with these considerations, after review of all relevant identified transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent auditors, the Board has affirmatively determined that the following five directors, representing a majority of the members of the Board, are independent directors within the meaning of the applicable Nasdaq listing standards: Mr. Barnett, Mr. Neuman, Ms. Baird, Ms. Vincent, and Mr. Van Heel. In making this determination, the Board found that none of these directors had a material or other disqualifying relationship with the Company. As Mr. Schlorff serves as our Chief Executive Officer, he is not independent. Additionally, in accordance with our Corporate Governance Guidelines, the Board determined that all members of the audit, compensation, and nominating and corporate governance committees of the Board are independent.

Director Candidates

The Nominating and Corporate Governance Committee is primarily responsible for searching for qualified director candidates for election to the Board and filling vacancies on the Board. To facilitate the search process, the Nominating and Corporate Governance Committee may solicit current directors and executives of the Company for the names of potentially qualified candidates or ask directors and executives to pursue their own business contacts for the names of potentially qualified candidates. The Nominating and Corporate Governance Committee may also consult with outside advisors or retain search firms to assist in the search for qualified candidates or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Nominating and Corporate Governance Committee reviews the backgrounds of those candidates, evaluates candidates’ independence from the Company and potential conflicts of interest and determines if candidates meet the qualifications desired by the Nominating and Corporate Governance Committee for candidates for election as a director.

In evaluating the suitability of individual candidates (both new candidates and current Board members), the Nominating and Corporate Governance Committee, in recommending candidates to the Board, and the Board, in approving and recommending for election (and, in the case of vacancies, appointing) such candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. In evaluating director candidates, the Nominating and Corporate Governance Committee and the Board may also consider the following criteria as well as any other factor that they may deem to be relevant: the candidate’s experience in corporate management, such as serving as an officer or former officer of a publicly held company; the candidate’s experience as a board member of another publicly held company; the candidate’s professional and academic experience relevant to the Company’s industry; the strength of the candidate’s leadership skills; the candidate’s experience in finance and accounting and/or executive compensation practices; and whether the candidate has the time required for preparation, participation and attendance at Board meetings and committee meetings, if applicable. In addition, the Board will consider whether there are potential conflicts of interest with the candidate’s other personal and professional pursuits. In addition, the Board monitors the mix of specific experience, qualifications and skills of its directors in order to assure that the Board, as a whole, has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure. Although the Board does not have a formal written diversity policy with respect to the evaluation of director candidates, in its evaluation of director candidates, the Nominating and Corporate Governance Committee will consider factors including, without limitation, issues of judgment, diversity, age, skills, background and experience, and with respect to diversity, such factors as gender, race, ethnicity, experience, and area of expertise, as well as other individual qualities and attributes that contribute to the total diversity of viewpoints and experience represented on the Board.

Stockholders may recommend individuals to the Nominating and Corporate Governance Committee for consideration as potential director candidates by submitting the names of the recommended individuals, together with appropriate biographical information and background materials as set forth in our Bylaws, to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, SeaStar Medical Holding Corporation, 3513 Brighton Blvd, Suite 410, Denver, CO 80216. In the event there is a vacancy, and assuming that appropriate biographical and background material has been provided on a timely basis, the Nominating and Corporate Governance Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates recommended by other sources.

Communications from Interested Parties

Anyone who would like to communicate with, or otherwise make his or her concerns known directly to the chairperson of any of the Audit, Nominating and Corporate Governance, and Compensation Committees, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to c/o Corporate Secretary, SeaStar Medical Holding Corporation, 3513 Brighton Blvd, Suite 410, Denver, CO 80216, which will forward such communications to the appropriate party. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we tend to receive repetitive or duplicative communications.

Board Leadership Structure

The Board has not implemented a policy requiring the positions of the Chairman of the Board and Chief Executive Officer to be separate or held by the same individual. Any further determination to create such a policy is expected to be based on circumstances existing from time to time, based on criteria that are in the Company’s best interests and the best interests of its stockholders, including the composition, skills and experience of the Board and its members, specific challenges faced by the Company or the industry in which we operate, and governance efficiency. Mr. Barnett serves as the Chairman of the Board. The Board believes that having an independent director serving as the Chairman provides better and effective oversight and management of the Company as a publicly traded company, which also improves management efficiency as the Chief Executive Officer can focus on day-to-day operations of the Company. If the Board convenes for a meeting, the non-management directors will meet in one or more executive sessions, if the circumstances warrant it. The Board may also consider appointing a lead independent director, if the circumstances warrant it.

Risk Oversight

The Board will administer the risk oversight function directly through the Board as a whole, as well as through its committees, where applicable, monitoring and assessing strategic risk exposure, enterprise risk, and governance risks. The audit committee will be responsible for considering and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The compensation committee is responsible for reviewing and assessing the risks associated with the compensation arrangements of executive management, including the lack of alignment between the incentives of management and the interests of stockholders. The allocation of risk oversight responsibility may change, from time to time, based on the evolving needs of the Company.

Executive Sessions of Non-Management Directors

As provided in the Corporate Governance Guidelines, the non-management directors meet, without management directors or management present on a regularly scheduled basis. If the non-management directors include directors who are not considered independent, the independent directors must also meet in executive session the conclusion of each board meeting. Our Chairman of the Board, Rick Barnett currently presides over executive sessions.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics applicable to our directors, executive officers and employees. The Code of Business Conduct and Ethics is available on our website at https://investors.seastarmedical.com/governance/governance-documents/. The Company will disclose any amendments to, or waivers of, provisions of our Code of Business Conduct and Ethics on our website.

Insider Trading Policy

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules, and regulations. As part of this commitment, we have adopted an Insider Trading Policy governing transactions in our securities by our directors, employees, contractors, consultants, and other personnel providing services to us, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and Nasdaq listing standards. While the Company has not adopted a formal policy governing insider trading restrictions on the Company itself, as a matter of practice the Company generally observes the same procedures and restrictions, including the potential existence of material non-public information, with respect to transactions by the Company in its securities, including repurchases of common stock.

Anti-Hedging Policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers and employees. The policy prohibits our employees and directors from engaging in any hedging transactions (including transactions involving options, puts, calls, prepaid variable forward contracts, equity swaps, collars and exchange funds or other derivatives) that are designed to hedge or speculate on any change in the market value of the Company’s equity securities.

Attendance by Members of the Board at Meetings

As of December 31, 2024, the Board held 13 meetings of the Board. During the fiscal year ended December 31, 2024, except for Rick Russell and Bruce Rodgers, whose terms as directors expired on June 4, 2024, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Each director is expected to spend the time and effort necessary to properly discharge his or her responsibilities. Accordingly, a director is expected to attend all meetings of the Board and meetings of the committees on which the director sits (including separate meetings of the independent directors), with the understanding that, on occasion, a director may be unable to attend a meeting. We do not maintain a formal policy regarding director attendance at the Annual Meeting; however, we encourage our directors to attend the Annual Meeting.

Committees of the Board

Our Board has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a written charter that has been approved by our Board.

The members of each of the Board committees and committee Chairpersons are set forth in the following chart.

Name	Audit	Compensation	Nominating and Corporate Governance
Rick Barnett		X	Chair
John Neuman	Chair		X
Jennifer Baird	X	Chair
Bernadette Vincent		X
Kenneth Van Heel	X		X

Audit Committee

Our Audit Committee will be responsible for, among other things:

•        retaining, overseeing and evaluating the independence and performance of our independent auditor;

•        reviewing and discussing with our independent auditor their annual audit, including the timing and scope of audit activities;

•        pre-approving audit services;

•        overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the quarterly and annual financial statements that we file with the SEC;

•        reviewing the adequacy and effectiveness of our accounting and internal controls over financial reporting, disclosure controls and policies and procedures;

•        reviewing and discussing guidelines and policies governing the process by which our senior management assesses and manages our exposure to risk;

•        reviewing, and if appropriate, approving or ratifying any related party transactions and other significant conflicts of interest;

•        establishing procedures for the receipt, retention and treatment of complaints received by us and the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•        reviewing our program to monitor compliance with our code of ethics; and

•        overseeing significant deficiencies and material weaknesses in the design or operation of our internal controls over financial reporting.

Our Audit Committee currently consists of John Neuman, Jennifer Baird and Kenneth Van Heel, with Mr. Neuman serving as chair of the Audit Committee. Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Nasdaq rules require that our audit committee must be composed entirely of independent members. Each of John Neuman, Jennifer Baird and Kenneth Van Heel meet the definition of “independent director” for purposes of serving on the audit committee under Rule 10A-3 of the Exchange Act and Nasdaq rules. Each member of our audit committee also meets the financial literacy requirements of the Nasdaq listing standards. In addition, the Board determined that John Neuman qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K. Following the completion of the Annual Meeting, we expect John Neuman, Jennifer Baird, and Kenneth Van Heel to continue to serve as members of the Audit Committee, with Mr. Neuman serving as the chair of the Audit Committee.

Compensation Committee

Our Compensation Committee is responsible for, among other things:

•        reviewing and approving the compensation of our executive officers;

•        reviewing and recommending to our Board the compensation of our directors;

•        overseeing the development and implementation of compensation plan programs;

•        establishing and administering our incentive compensation and equity-based plans and approving or recommending to our Board for approval amendments to these plans if deemed appropriate;

•        reviewing and approving any severance or termination arrangements to be made with any of our executive officers; and

•        reviewing and approving at least annually the corporate goals and objectives relevant to the compensation of our Chief Executive Officer and other executive officers.

Our Compensation Committee currently consists of Jennifer Baird, Rick Barnett and Bernadette Vincent, with Ms. Baird serving as the chair of the Compensation Committee. Each member of the committee is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Following the completion of the Annual Meeting, we expect Jennifer Baird, Rick Barnett, and Bernadette Vincent to continue to serve as members of the Compensation Committee, with Ms. Baird serving as the chair of the Compensation Committee.

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee will be responsible for, among other things:

•        identifying, screening and recommending to our Board director candidates for election (or re-election);

•        overseeing the policies and procedures with respect to the consideration of director candidates recommended by stockholders;

•        reviewing and recommending to our Board for approval, as appropriate, disclosures concerning our policies and procedures for identifying and screening Board nominee candidates, the criteria used to evaluate Board membership and director independence as well as any policies regarding Board diversity;

•        reviewing independence qualifications of directors under the applicable Nasdaq rules;

•        developing and coordinating with management on appropriate director orientation programs; and

•        our stockholder engagement plan, if any, and overseeing relations with stockholders.

Our Nominating and Corporate Governance Committee currently consists of Rick Barnett, John Neuman and Kenneth Van Heel, with Mr. Barnett serving as the chair of the Nominating and Corporate Governance Committee. Following the completion of the Annual Meeting, we expect Rick Barnett, John Neuman and Kenneth Van Heel to continue to serve as members of the Nominating and Corporate Governance Committee, with Mr. Barnett serving as the chair of the Nominating and Corporate Governance Committee.

Executive Compensation

Overview

This section discusses the material components of the executive compensation program for SeaStar’s executive officers who are named below. As a smaller reporting company, we have opted to comply with the executive compensation disclosure rules applicable to “smaller reporting companies” as such term is defined in the rules promulgated under the Securities Act, which require compensation disclosure for our principal executive officer and our two other most highly compensated executive officers.

In 2024, SeaStar’s chief executive officer and its two other executive officers, referred to collectively as SeaStar’s “named executive officers,” were as follows:

•        Eric Schlorff, Chief Executive Officer

•        David Green, Chief Financial Officer

•        Kevin Chung, MD, Chief Medical Officer

2024 Compensation of Named Executive Officers

Base Salary

Base salaries are intended to provide a level of compensation sufficient to attract and retain an effective management team, when considered in combination with the other components of the executive compensation program. In general, SeaStar seeks to provide a base salary level designed to reflect each executive officer’s scope of responsibility and accountability. As a result of the financial constraints on the Company’s cash during 2023, a portion of the base salaries for our executive officers and other employees was paid in shares of our Common Stock. Please see the “Salary” column in the “Summary Compensation Table for Fiscal Years 2024 and 2023” below for the base salary amounts received by the named executive officers in fiscal 2024 and 2023.

Long-Term Equity Incentive Awards

To further focus SeaStar’s named executive officers on its long-term performance, SeaStar may grant equity compensation in the form of stock options and restricted stock units. Restricted stock units and options were granted to Mr. Schlorff and Mr. Chung during the year ended December 31, 2023, and restricted stock units were granted to to Mr. Schlorff, Mr. Green, and Mr. Chung during the year-ended December 31, 2024. For more information, see “Summary Compensation Table for Fiscal Years 2024 and 2023,” “Outstanding Equity Awards at December 31, 2024,” and “Employee Benefit and Equity Compensation Plans” below.

Incentive Compensation

SeaStar periodically uses bonuses to incentivize and retain its employees, including its named executive officers. Please see the “Bonus” column in the “Summary Compensation Table for Fiscal Years 2024 and 2023” below for the bonus amounts received by the named executive officers in fiscal 2024.

SeaStar periodically enters into agreements to grant short- and long-term cash or stock incentive awards to its employees including its named executive officers to encourage achievement of certain performance goals. This includes incentive awards based on the achievement of certain business development, financing milestone, and exit event goals. In addition, SeaStar periodically awards its named executive officers annual bonuses from a discretionary bonus pool.

Timing of Certain Equity Awards

Equity awards are discretionary and are generally granted to our named executive officers upon approval at the March meeting of the Compensation Committee and Board of Directors each year. Awards to non-employee directors, if any, are generally granted following approval at the May meeting of the Compensation Committee and Board of Directors each year. However, depending on the availability of shares authorized under the 2022 Omnibus Incentive Plan, the approval, if any, or timing of the approval of grants could deviate from above. We did not grant any stock options, stock appreciation rights or similar awards under the 2022 Omnibus Incentive Plan in the period beginning four business days before the filing of a periodic report on Form 10-Q, Form 10-K, or Form 8-K that disclosed material nonpublic information, and ending one business day after the filing or furnishing of such information. Our Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Summary Compensation Table

The following table sets forth information for the years ended December 31, 2024 and 2023, regarding compensation awarded to or earned by SeaStar’s named executive officers.

Name and Principal Position	Year	Salary ($)		Bonus(1) ($)	Stock Awards ($)(2)		Option Awards(3) ($)		Non-Equity Incentive Plan Compensation	Total ($)
Eric Schlorff	2024	$420,000		$—	$142,350	(4)	—		$—	$562,350
Chief Executive Officer	2023	$420,000		$—	$97,863	(8)	$120,097	(7)	$—	$637,960
David Green Chief Financial Officer	2024	$363,702	(6)	2,800	395,650	(5)	—		—	762,152
Kevin Chung(6)	2024	$350,000		$2,800	$32,850	(4)	$—		$—	$385,650
Chief Medical Officer	2023	$350,000		$—	$65,242	(8)	$80,065	(7)	$—	$495,307

____________

(1)      Amounts reflect a one-time holiday bonus of approximately $2,800 provided to all employees except for the Chief Executive Officer.

(2)      Amounts reflect the grant date fair value of restricted stock units granted in each reported fiscal year calculated in accordance with FASB ASC Topic 718, without taking into account any estimated forfeitures related to service-vesting conditions. The grant date fair value was determined using the closing share price of the Corporation’s common stock on the date of grant. For information regarding assumptions underlying the valuation of equity awards, see Notes 2 and 12. to SeaStar’s audited financial statements appearing in the 2024 Annual Report.

(3)      Amounts reflect the grant date fair value of options granted in 2023 calculated in accordance with FASB ASC Topic 718, without taking into account any estimated forfeitures related to service-vesting conditions. SeaStar’s named executive officers will only have a benefit to the extent the fair market value of its Common Stock is greater than the exercise price of such stock options. For information regarding assumptions underlying the valuation of equity awards, see Notes 2 and 12 to SeaStar’s audited financial statements appearing in the 2023 Annual Report. These options have a one-year vesting period and became fully vested on April 6, 2024.

(4)      The restricted stock units granted in November 2024 vest in three equal annual installments of 33.33%, beginning on July 1, 2025, with the final installment vesting on July 1, 2027.

(5)      These restricted stock units granted in April 2024 vest with respect to (i) twenty-five percent (25%) upon the completion of one (1) year of service from date of hire (January 10, 2024), and (ii) the balance of the units vest in a series of thirty-six successive equal monthly installments upon completion of each additional month of service over a thirty-six (36)-month period from the one-year anniversary of the hire date (January 10, 2024), subject to the terms of the award agreement.

(6)      Mr. Green commenced his employment with SeaStar on January 10, 2024.

(7)      The options granted on April 6, 2023, vested 100% upon the one (1) year anniversary date of the grant date, subject to the terms of the award agreement. The options expire on the ten-year (10) anniversary date from the grant date.

(8)      The restricted stock units granted on April 6, 2023, vested 100% upon the one (1) year anniversary date of the grant date, subject to the terms of the award agreement.

Narrative to Summary Compensation Table

Employment Agreements

The terms of the employment arrangements with each named executive officer are as follows:

Eric Schlorff

Mr. Schlorff’s employment agreement, dated April 21, 2022, governs the terms and conditions of his employment as the Chief Executive Officer of the Company. Mr. Schlorff’s employment agreement entitles him to an annual base salary and the opportunity to participate in the executive bonus plan approved by the Compensation Committee. In addition, Mr. Schlorff is eligible to receive an annual discretionary bonus of up to a maximum amount of 53% of his base salary, with the actual amount (if any) to be determined in the sole discretion of the Board based on a combination of factors, including the performance of the Company and Mr. Schlorff individually. Mr. Schlorff also is eligible to participate in the benefit plans that are generally available to all Company employees.

Under the employment agreement, if Mr. Schlorff is terminated by the Company without cause, he is entitled to receive continued base salary and health benefits continuation for up to twelve (12) months, offset by any compensation and benefits received from any subsequent employer during such period, subject to Mr. Schlorff executing a general release. For purposes of Mr. Schlorff’s employment agreement, “cause” means (i) executive’s commission of any act of fraud, embezzlement, dishonesty, or sexual harassment, (ii) executive’s refusal or failure to comply in any material respect with our written policies and procedures, (iii) executive’s unauthorized use or disclosure of our confidential information or trade secrets, or (iv) executive’s gross negligence or misconduct adversely affecting our business or affairs in a material manner.

The employment agreement provides that upon a “Change in Control” (as defined in the agreement), all outstanding stock options will vest. All vested and outstanding stock options will remain exercisable for up to twelve months following a termination of Mr. Schlorff’s employment, other than for cause.

David Green

Mr. Green’s employment agreement governs the terms and conditions of his employment as the Chief Financial Officer of the Company. Mr. Green’s employment agreement entitles him to an annual base salary and the opportunity to participate in the executive bonus plan approved by the Compensation Committee. In addition, Mr. Green is eligible to receive an annual discretionary bonus of up to a maximum amount of 40% of his base salary, with the actual amount (if any) to be determined in the sole discretion of the Board based on a combination of factors, including the performance of the Company and Mr. Green individually. Mr. Green also is eligible to participate in the benefit plans that are generally available to all Company employees.

Under the employment agreement, if Mr. Green is terminated by the Company without cause, he is entitled to receive continued base salary and health benefits continuation for up to twelve (12) months, offset by any compensation and benefits received from any subsequent employer during such period, subject to Mr. Green executing a general release. For purposes of Mr. Green’s employment agreement, “cause” means (i) executive’s commission of any act of fraud, embezzlement, dishonesty, or sexual harassment, (ii) executive’s refusal or failure to comply in any material respect with our written policies and procedures, (iii) executive’s unauthorized use or disclosure of our confidential information or trade secrets, or (iv) executive’s engagement in dishonesty, illegal conduct or misconduct, which is, in each case, materially injurious to the Company.

The employment agreement provides that upon a “Change in Control” (as defined in the agreement), all outstanding RSU awards will vest.

Kevin Chung, MD

On May 18, 2022, SeaStar Medical entered into an employment agreement with Dr. Chung to serve as its Chief Medical Officer, commencing on July 1, 2022. Dr. Chung is entitled to receive an annual base salary. In addition, Dr. Chung is eligible to receive an annual discretionary bonus of up to a maximum amount of 40% of his base salary, with the actual amount (if any) to be determined in the sole discretion of the Board based on a combination of factors, including the performance of the Company and Dr. Chung individually.

Cash Incentive Compensation

In December 2021, SeaStar Medical, Inc. entered into transaction bonus agreements with certain of its named executive officers and directors, which provided for two long-term incentive bonuses: a business development bonus and an exit bonus.

Outstanding Equity Awards at December 31, 2024

The following table presents information regarding outstanding equity awards held by SeaStar’s named executive officers as of December 31, 2024.

	Option Awards(1)					Stock Awards(2)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)
Eric Schlorff	720	(3)	—	$250.00	3/1/2029	671	(6)
Chief Executive Officer	3,360	(4)	—	$13.25	2/20/2030	65,000	(7)
	3,989	(5)	—	$46.00	4/6/2033			$127,402
David Green	—					18,000	(8)
Chief Financial Officer	—
	—							$34,920
Kevin Chung	2,660	(5)	—	$46.00	4/6/2033	15,000	(7)
Chief Medical Officer	—		—	$—	—			$29,100

––––––––––

(1)      This column provides information pertaining to all outstanding stock options held by our named executive officers as of December 31, 2024. Stock options granted prior to 2021 were exercisable upon completion of six (6) months of service following the date of grant, subject to a repurchase right in favor of the Company which lapsed as the option vested. Stock options granted in 2021 were exercisable immediately, subject to a repurchase right in favor of the Company which lapsed as the option vested. Accordingly, the columns and footnotes below reflect the extent to which stock options held by our named executive officers were vested (as opposed to exercisable) as of December 31, 2024.

(2)      This column provides information pertaining to unvested restricted stock units held by our named executive officers as of December 31, 2024.

(3)      The option was granted on October 28, 2022, and vested with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from March 1, 2019 and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36)-month period measured from March 1, 2019. As of December 31, 2024, the option was fully vested and exercisable.

(4)      The option was granted on October 28, 2022, and vested with respect to (i) twenty-five percent (25%) of the shares upon completion of one (1) year of service measured from February 20, 2020, and (ii) the balance of the shares subject to the option in a series of thirty-six (36) successive equal monthly installments upon completion of each additional month of service over the thirty-six (36) month period measured from February 20, 2021. As of December 31, 2024, the option was fully vested and exercisable.

(5)      The option was granted on April 6, 2023, and became fully vested on April 6, 2024, the first anniversary of the date of grant.

(6)      The restricted stock units were granted on April 4, 2022, and vested with respect to (i) fifty percent (50%) of the units upon completion of one (1) year of service measured from April 21, 2022, and (ii) the balance of the units vest in a series of twenty-four (24) successive equal monthly installments upon completion of each additional month of service over the twenty-four (24) month period measured from April 21, 2022, subject to the terms of the award agreement.

(7)      The restricted stock units granted in November 2024 vest in three equal annual installments of 33.33%, beginning on July 1, 2025, with the final installment vesting on July 1, 2027.

(8)      These restricted stock units granted in April 2024 vest with respect to (i) twenty-five percent (25%) upon the completion of one (1) year of service from date of hire (January 10, 2024), and (ii) the balance of the units vest in a series of thirty-six successive equal monthly installments upon completion of each additional month of service over a thirty-six (36)-month period from the one-year anniversary of the hire date (January 10, 2024), subject to the terms of the award agreement.

Compensation Recovery Policy

On December, 1, 2023, the Compensation Committee adopted a compensation clawback policy (the “Clawback Policy”) in compliance with the final rules promulgated by the SEC under Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, Rule 10D-1 and Nasdaq (together, the “Clawback Rules”) that provides for the recovery of certain incentive-based compensation in the event we are required to restate our financial statements. The Clawback Policy provides that, in the event of the restatement of any financial reporting required under the securities laws or other similar laws or regulations, our board of directors (or applicable committee thereof) will take such actions as necessary to recover the portion of any incentive-based compensation that was granted, earned or vested based wholly or in part on the attainment of a financial reporting measure which was received by the executive officer that was in excess of the amount that he or she would have received had our financial results been calculated under the restated financial statements; provided that such compensation was paid to or awarded to the executive officer, or which vested (or became eligible to vest) during the Clawback Period. “Clawback Period” under the Clawback Policy is defined as the three completed fiscal years immediately prior to the date on which our board of directors or management determine we are required to (or we are otherwise legally directed to) prepare an accounting restatement and any transition period between the last day of our previous fiscal year end and the first day of our new fiscal year (that results from a change in our fiscal year) within or immediately following such three-year period; provided that any transition period between the last day of our previous fiscal year end and the first day of its new fiscal year that comprises a period of nine to 12 months will be deemed a completed fiscal year.

As disclosed in the 2023 Annual Report, certain of our previously filed interim unaudited and annual audited consolidated financial statements should no longer be relied upon and we therefore restated in the 2023 Annual Report (i) our consolidated financial statements as of and for the year ended December 31, 2022 and (ii) our unaudited quarterly financial data for the first three quarters of the year ended December 31, 2023. However, because we did not award to any of our executive officers any incentive-based compensation during the fiscal years ended December 31, 2023, 2022 and 2021 that was granted, earned, vested or eligible to vest based wholly or in part on the attainment of a financial reporting measure, we concluded that no recovery of erroneously awarded compensation was required pursuant to our Clawback Policy and the Clawback Rules.

Employee Benefit and Equity Compensation Plans

The principal features of SeaStar Medical’s existing employee benefit and equity incentive plans are summarized below.

Equity Incentive Plans

2022 Omnibus Incentive Plan

The 2022 Omnibus Incentive Plan was originally adopted by our Board on August 22, 2022, was approved by our stockholders as of October 18, 2022, and was subsequently amended and approved by our stockholders effective September 6, 2023, and replaced the existing 2019 Stock Incentive Plan. The 2022 Omnibus Incentive Plan was later further amended and approved by our stockholders effective June 4, 2024. Please see Proposal 2 for further information about the Incentive Plan and proposed amendments to the Incentive Plan.

Employee Stock Purchase Plan (ESPP)

Om 2022, we adopted the LMF Acquisition Opportunities, Inc. 2022 Employee Stock Purchase Plan (the “ESPP”). The ESPP is broad-based and allows us to provide an incentive to attract, retain and reward our eligible employees and those of any participating subsidiary companies (whether now existing or subsequently established) with the opportunity to periodically purchase shares of our Common Stock at a discount through their accumulated periodic payroll deductions. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 (“Section 423”) of the Internal Revenue Code of 1986, as amended (the “Code”). Favorable tax treatment is available for United States tax residents participating in a Section 423 plan. The ESPP also authorizes the grant of rights to purchase shares that do not qualify under Section 423 pursuant to rules, procedures or sub-plans adopted by the plan administrator to achieve tax, securities law, or other compliance objectives in particular locations outside of the United States. Up to 380,000 shares of Common Stock will be available for issuance under the ESPP (subject to adjustments).

Subject to the terms of the ESPP, a committee of two or more Board members appointed by the Board, in its role as plan administrator, has the authority to interpret and construe any provision of the ESPP, establish rules and regulations relating to administering the ESPP, and make all other determinations necessary or advisable for the administration of the ESPP. To the extent applicable law permits, the plan administrator may, to the extent it deems appropriate, delegate, administrative duties.

Change in Control.    In the event of a change in control (as defined in the ESPP), the plan administrator may take such action as deemed appropriate including (i) having the successor entity (or its parent or subsidiary corporation) assume our obligations under the ESPP and the outstanding purchase rights, (ii) accelerating the next purchase date in the then current offering period to a date immediately before the closing date of the change in control, and applying the accumulated payroll deductions to the purchase of shares of our Common Stock at the purchase price in effect for that offering period or (iii) terminating all outstanding purchase rights and refunding all accumulated payroll deductions.

Health and Welfare Plans

All of the Company’s full-time employees, including its named executive officers, are eligible to participate in its health and welfare plans, including medical, dental, vision, voluntary life insurance, voluntary short-term and long-term disability insurance, and employee assistance program benefits made available to its employees.

Non-Employee Director Compensation

For 2024, members of SeaStar’s board of directors earned cash director fees and were granted options and restricted stock unit awards as set forth below.

Name	Fees Earned or Paid in Cash(1) ($)	Stock Awards(2) ($)		Option Awards ($)	All Other Compensation ($)	Total ($)
Rick Barnett	$103,000	$13,040	(3)	$—	$—	$116,040
Allan Collins	$50,000	$13,040	(3)	$—	$—	$63,040
Kenneth J. Van Heel	$62,000	$13,040	(3)	$—	$—	$75,040
Andres Lobo(5)	$23,000	$—		$—	$—	$23,000
Jennifer A. Baird(6)	$27,000	$26,080	(4)	$—	$—	$53,080
Bernadette N. Vincent(7)	$23,000	$26,080	(4)	$—	$—	$49,080
John Neuman(8)	$30,000	$26,080	(4)	$—	$—	$56,080
Richard Russell(9)	$23,000	$—		$—	$—	$23,000
Bruce Rodgers(10)	$26,000	$—		$—	$—	$26,000

____________

(1)      Amounts reflect the director fees earned during fiscal year 2024. As a result of the financial constraints on the Company’s cash during 2024, none of the fees were paid during the fiscal year ended December 31, 2024.

(2)      Amounts reflect the grant date fair value of restricted stock granted to our non-employee directors calculated in accordance with FASB ASC Topic 718 and accordingly determined on the basis of the closing selling price per share of our common stock on the award date and does not take into account any estimated forfeitures related to service-vesting conditions. For information regarding assumptions underlying the valuation of equity awards, see Notes 2 and 12 to our audited financial statements in the 2024 Annual Report.

(3)      Restricted stock units vest 100% on June 30, 2025.

(4)      Restricted stock units vest in three equal annual installments of 33.33%, beginning on June 30, 2025, with the final installment vesting on June 30, 2027.

(5)      Mr. Lobo resigned from the Board effective June 5, 2024.

(6)      Ms. Baird was elected to the Board effective June 4, 2024.

(7)      Ms. Vincent was elected to the Board effective June 4, 2024.

(8)      Mr. Neuman was appointed to the Board effective June 5, 2024.

(9)      Mr. Russell’s term on the Board ended on June 4, 2024, as he was not nominated for reelection at the 2024 Annual Meeting.

(10)    Mr. Rodgers’s term on the Board ended on June 4, 2024, as he was not nominated for reelection at the 2024 Annual Meeting.

Equity Compensation Plan Information

The following table sets forth additional information as of December 31, 2024, about shares of our Common Stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by, and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants excluding the shares to be issued upon exercise of outstanding options, warrants, and other rights.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights and RSUs	Weighted- Average Exercise Price of Outstanding Options, Warrants, and Rights and RSUs (*)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by security holders	242,183	$45.78	82,434
Equity compensation plans not approved by security holders	—	$—	—
Total	242,183	$45.78	82,434

____________

(*) — Reflects the weighted-average exercise prices of options outstanding. Restricted stock and restricted stock units do not have exercise prices (see Note 12 — Stock Based Compensation Awards of our Annual Report on Form 10-K for the fiscal year ended December 31, 2024).

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of Common Stock on April 16, 2025, by:

•        each person known by the Company to be the beneficial owner of more than 5% of outstanding Common Stock;

•        each of the Company’s current named executive officers and directors; and

•        all current executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security or the right to acquire such power within 60 days. Except as indicated by the footnotes below, the Company believes, based on the information furnished to it, that the persons and entities named in the table below will have sole voting and investment power with respect to all stock that they beneficially own, subject to applicable community property laws.

Common stock issuable upon exercise of warrants or options currently exercisable within 60 days are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.

Subject to the paragraph above, the percentage ownership of Common Stock is based on 9,803,074 shares of Common Stock outstanding as of April 16, 2025.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned		% of Class
Five Percent Holders
None	—		—
Directors and Executive Officers(1)
Eric Schlorff(2)	41,586		*
David Green(3)	16,323		*
Kevin Chung	16,346		*
Rick Barnet	4,927		*
John Neuman	40,000		*
Kenneth Van Heel(4)	7,744		*
Allan Collins, MD	3,634		*
Jennifer A. Baird	—		*
Bernadette N. Vincent	—		*
All directors and executive officers as a group (10 persons)	130,560	(10)	1.3%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is c/o SeaStar Medical Holding Corporation, 3513 Brighton Blvd Ste 410, Denver, CO 80216.

(2)      Includes 176 shares of Common Stock issuable upon the vesting of restricted stock units within 60 days of April 16, 2025.

(3)      Includes 750 shares of Common Stock issuable upon the vesting of restricted stock units within 60 days of April 16. 2025.

(4)      Includes 40 shares of Common Stock issuable upon exercise of stock options within 60 days of April 16, 2025.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To our knowledge, based solely on our review of such reports filed on EDGAR and the written representations of reporting persons, we believe that for the year ended December 31, 2024, all required reports were filed on a timely basis under Section 16(a), except for the following:

•        David Green, filed on September 9, 2024, reporting one transaction that occurred on April 12, 2024.

•        David Green, filed on September 9, 2024, reporting two transactions that occurred on April 18, 2024 and August 30, 2024.

•        Bernadette Vincent, on December 3, 2024, reporting one transaction that occurred on November 13, 2024.

•        Jennifer Baird, on December 3, 2024, reporting one transaction that occurred on November 13, 2024.

•        John Neuman, on February 27, 2025, reporting four transactions that occurred on June 16, 2024, June 17, 2024, August 15, 2024 and December 11, 2024

Certain Relationships and Related Person Transactions

Certain Relationships and Related Person Transactions

Other than as described in “— Executive Compensation” the following is a summary of transactions since January 1, 2023 to which we were or will be a party in which the amount involved exceeds $120,000 and in which any director, nominee for director, executive officer, beneficial holder of more than 5% of our capital stock or any member of their immediate family or any entity affiliated with any of the foregoing persons had or will have a direct or indirect material interest.

Unless the context indicated otherwise, “SeaStar Medical” referenced herein refers to SeaStar Medical, Inc., the predecessor company of the Company prior to the consummation of the closing of the transactions contemplated by the Merger Agreement, dated April 21, 2022, pursuant to which SeaStar Medical, Inc. became a subsidiary of LMF Acquisition Opportunities, Inc. (the “Business Combination”).

Business Combination Transactions and Related Agreements

In connection with the closing of the Business Combination, SeaStar Medical entered into various transactions with certain related parties as set forth below:

Amended and Restated Registration Rights Agreement

On April 21, 2022 and in connection with the execution of the Merger Agreement, certain stockholders of SeaStar Medical and LMAO entered into the Amended and Restated Registration Rights Agreement, pursuant to which the Company is required to file, not later than 30 days after the closing date of the Business Combination, a registration statement covering the shares of Common Stock issued or issuable to the Registration Rights Stockholders. In addition, the Amended and Restated Registration Rights Agreement imposes certain lock-up restrictions on shares of Common Stock held by Registration Rights Stockholders following the consummation of the Business Combination.

On October 25, 2022, LMAO and SeaStar Medical agreed to waive the lock-up restrictions with respect to shares of Common Stock held by two Registration Rights Stockholders, Mr. David Humes and Mr. Michael Humes (“Humes Lock-up Release”). Also on October 25, 2022, LMAO and Registration Rights Stockholders entered into an Amendment No. 1 to Amended and Restated Registration Rights Agreement and Waiver of Lock-Up Period (the “Lock-Up Waiver”), pursuant to which, among other things, LMAO and certain Registration Rights Stockholders agreed to waive their right to require the Company to the release of their lock-up restrictions as a result of the Humes Lock-up Release.

Amendment to Credit Agreement with LMFA and Amended Promissory Note

On October 28, 2022, SeaStar Medical and LMFA entered into the First Amendment to the Credit Agreement originally executed on September 9, 2022, pursuant to which the parties amended the Credit Agreement and entered into the LMFA Note to (i) extend the maturity date of the loan under the Credit Agreement to October 30, 2023; (ii) permit the LMFA Note be prepaid without premium or penalty; (iii) require the Company to use 5.0% of the gross cash proceeds received from any future debt and equity financing to pay outstanding balance of LMFA Note, provided that such repayment is not required for the first $500,000 of cash proceeds; (iv) reduce the interest rate of the LMFA Note from 15% to 7% per annum; and (iv) reduce the default interest rate from 18% to 15%. The LMFA Note contains customary representations and warranties, affirmative and negative covenants and events of default. In addition, on October 28, 2022, the parties entered into the LMFA Security Agreement, pursuant to which the Company and SeaStar Medical granted LMFA a security interest in substantially all of the assets and property of the Company and SeaStar Medical, subject to certain exceptions, as collateral to secure the Company’s obligations under the amended Credit Agreement. In addition, SeaStar Medical entered into the LMFA Guaranty, pursuant to which SeaStar Medical unconditionally guarantees and promises to pay to Sponsor the outstanding principal amount under the LMFA Note.

On March 15, 2023, the Company and LMFA entered into the First Amendment, Consent and Waiver Agreement, to extend the maturity date of the loan under the Credit Agreement to June 15, 2024, and the Third Amendment, Consent and Waiver Agreement, dated August 7, 2023, pursuant to which the Lender agreed to

(i) waive its right to receive any mandatory prepayment for any proceeds received by the Company in the Convertible Note Financing and (ii) agreed to extend the maturity date under the applicable promissory note to 91 days after the last maturity date applicable to any of the LMFA Note issued pursuant to the Credit Agreement, as amended.

Sponsor Promissory Note

On October 28, 2022, the Company entered into the Sponsor Note with Sponsor as the lender, for an aggregate principal amount of $2,785,000 to amend and restate in their entirety the Original Notes. The Sponsor Note amended and consolidated the Original Notes to: (i) extend maturity dates of the Original Notes to October 30, 2023; (ii) permit outstanding amounts due under the Sponsor Note to be prepaid without premium or penalty; and (iii) require the Company to use 5.0% of the gross cash proceeds received from any future debt and equity financing to pay outstanding balance of Sponsor Note, provided that such repayment is not required for the first $500,000 of cash proceeds. The Sponsor Note carries an interest rate of 7% per annum and contains customary representations and warranties and affirmative and negative covenants. The Sponsor Note is also subject to customary events of default, the occurrence of which may result in the Sponsor Promissory Note then outstanding becoming immediately due and payable, with interest being increased to 15.0% per annum. In addition, on October 28, 2022, the parties entered into the Sponsor Security Agreement, pursuant to which the Company and SeaStar Medical granted Sponsor a security interest in substantially all of the assets and property of the Company and SeaStar Medical, subject to certain exceptions, as collateral to secure the Company’s obligations under the Sponsor Note. In addition, SeaStar Medical entered into the Sponsor Guaranty, pursuant to which SeaStar Medical unconditionally guarantees and promises to pay to Sponsor the outstanding principal amount under the LMFA Note.

On March 15, 2023, the Company and Sponsor entered into the Amendment, Consent and Waiver Agreement to extend the maturity date of the Original Notes to June 15, 2024. On January 31, 2024, the Company paid off all outstanding balances under the Sponsor Note.

Related Person Transaction Policy

The Company adopted a related person transaction policy that sets forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of the Company’s policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of the Company’s voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.

Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, the Company’s management must present information regarding the related person transaction to the Company’s audit committee, or, if audit committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests (direct and indirect) of the related persons, the benefits to the Company of the transaction and whether the transaction is on terms that are comparable to the terms available to or from (as the case may be) an unrelated third party or to or from employees generally. Under the policy, the Company will collect information that it deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable the Company to identify any existing or potential related person transactions and to effectuate the terms of the policy. In addition, under the Code of Conduct, the Company’s employees and directors will have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Company’s audit committee, or other independent body of the Board, will take into account the relevant available facts and circumstances including, but not limited to:

•        the risks, costs and benefits to the Company;

•        the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

•        the availability of other sources for comparable services or products; and

•        the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Company’s audit committee, or other independent body of the Board, must consider, in light of known circumstances, whether or not the transaction is consistent with the Company’s best interests and those of the Company’s stockholders, as the Company’s audit committee, or other independent body of the Board, determines in the good faith exercise of its discretion.

Limitation on Liability and Indemnification of Directors and Officers

Our Charter limits the liability for directors to the fullest extent permitted under the Delaware General Corporation Law (“DGCL”). The DGCL provides that directors of a corporation will not be personally liable for monetary damages for a breach of their fiduciary duties as directors, except for liability:

1.      for any transaction from which the director derives an improper personal benefit;

2.      for any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

3.      for any unlawful payment of dividends or redemption of shares; or

4.      for any breach of a director’s duty of loyalty to the corporation or its stockholders.

If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of the directors will be further eliminated or limited to the fullest extent permitted by the DGCL, as so amended.

Delaware law and the Bylaws provide that we will, in certain situations, indemnify our directors and officers and may indemnify other employees and agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment, or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

We maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe these provisions in the Charter and Bylaws are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers, or control persons, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

PROPOSAL 2: APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE
2022 OMNIBUS INCENTIVE PLAN

General

We are asking our stockholders to approve a proposal to adopt an amendment and restatement of the SeaStar Medical Holding Corporation 2022 Omnibus Incentive Plan (the “Plan”), pursuant to which an additional 1,500,000 shares of Common Stock will be available for issuance to our officers and employees, non-employee directors, as well as consultants and other independent advisors in our employ or service (or the employ or service of a parent or subsidiary). The share reserve may be adjusted (and additional or fewer shares may be issued) as described in more detail in the section titled “Securities Subject to Plan” below. The amendment and restatement also removes the Plan’s evergreen provision, which provided for an annual automatic increase equal to 3% of the total shares of Common Stock outstanding on December 31, 2024.

The Plan was originally adopted by our Board on August 22, 2022, approved by our stockholders on October 18, 2022, and subsequently amended and reapproved by our stockholders on September 6, 2023, and June 4, 2024. Our Board has approved an amendment and restatement of the Plan, subject to stockholder approval, to (i) increase the number of shares of Common Stock authorized for issuance under the Plan from 570,457 to 2,070,457 and (ii) remove the evergreen provision. If approved by the stockholders, the amended and restated Plan will become effective as of the date of the stockholder approval.

Why You Should Vote to Approve the Amended and Restated 2022 Plan

Equity Awards are an Important Part of Our Compensation Philosophy

The Board believes that the grant of equity awards is a key element underlying our ability to attract, retain and motivate our employees, directors and consultants because of the strong competition for highly trained and experienced individuals among biopharmaceutical companies. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our Common Stock. In addition, we believe equity awards encourage employee ownership of our Common Stock and promote retention through the reward of long-term Company performance. The amended and restated Plan will allow us to continue to utilize equity awards as long-term incentives to secure and retain the services of our employees, directors and consultants, consistent with our compensation philosophy and common compensation practice for our industry. Therefore, the Board believes that the Plan is in the best interests of our business and our stockholders and unanimously recommends a vote in favor of this Proposal 2.

The Plan is the only plan under which new equity awards may be granted to our employees or service providers. We assumed outstanding awards under the SeaStar Medical, Inc. 2019 Stock Incentive Plan in 2022 in connection with the Business Combination and assumed awards covering 23,428 shares are outstanding as of May 5, 2025 under that plan. However, no additional grants may be made under that plan.

We are asking our stockholders to approve the amendment and restatement of the Plan in order to (i) meet Nasdaq listing requirements, (ii) allow incentive stock options awarded under the Plan to meet the requirements of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder and (iii) conform to good corporate governance.

We Carefully Manage the Use of Equity Awards and Dilution is Reasonable

Our compensation philosophy reflects broad-based eligibility for equity awards, and we grant awards to all of our employees. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful to responsibly manage the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees, directors and consultants.

The Size of Our Share Reserve Request is Reasonable

As of May 5, 2025, approximately 147,751 shares remained available for grants of future awards under the Plan. If stockholder approval of this Proposal 2 is obtained, the aggregate number of shares of our Common Stock that may be issued under the Plan will increase by 1,500,000 shares. We believe that this number represents a reasonable amount of potential equity dilution and allows the Company to continue to award equity incentives, which are an important component of our overall compensation program.

Description of the Plan

The principal terms and provisions of the amended and restated Plan are described below. The following description of the Plan is a summary only and is qualified in its entirety by reference to the complete text of the Plan. Stockholders are urged to read the actual text of the Plan in its entirety, which is attached to this Proxy Statement as Appendix A.

Types of Awards

The following types of awards may be granted under the Plan: options, stock appreciation rights, stock awards, restricted stock units, dividend equivalent rights and other awards. The principal features of each type of award are described below.

Administration

The Compensation Committee has the exclusive authority to administer the Plan with respect to awards made to our executive officers and non-employee directors and has the authority to make awards under the Plan to all other eligible individuals. However, our Board may at any time appoint a secondary committee of one (1) or more members of the Board to have separate but concurrent authority with the Compensation Committee to make awards under the Plan to individuals other than executive officers and non-employee directors. The Board or the Compensation Committee may also delegate authority to administer the Plan with respect to such individuals to one or more officers of the Company.

The term “plan administrator,” as used in this summary, will mean our Compensation Committee, the Board, any secondary committee, and any delegates thereof, to the extent each such entity or person is acting within the scope of its administrative authority under the Plan.

Eligibility

Employees, non-employee directors, as well as consultants and other independent advisors, in our employ or service or in the employ or service of any parent or subsidiary are eligible to participate in the Plan. As of May 5, 2025, 19 employees (including three executive officers) and five non-employee directors were eligible to participate in the Plan.

Securities Subject to Plan

If this Proposal 2 is approved by our stockholders, then the aggregate number of shares of our Common Stock that may be issued under the Plan will not exceed 2,070,457 shares, which is comprised of (i) 50,800 shares originally approved upon the adoption of the Plan, plus (ii) 251,696 shares pursuant to the automatic increase by three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day of December 2022 (15,240 shares), December 31, 2023 (57,139 shares) and December 31, 2024 (179,317 shares); plus (iii) 7,961 shares approved by the stockholders on September 6, 2023; plus (iv) 260,000 shares approved by the stockholders on June 4, 2024, plus (iv) 1,500,000 shares requested hereunder.

Shares subject to outstanding awards under the Plan that expire, are forfeited, or cancelled or otherwise terminate prior to the issuance of the shares subject to those awards or are settled in cash will be available for subsequent issuance under the Plan.

In addition, the following share counting procedures will apply in determining the number of shares of Common Stock available from time to time for issuance under the Plan:

•        If shares of Common Stock otherwise issuable upon exercise of an option granted under the Plan are surrendered in payment of the exercise price of an option, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares issued by us upon such exercise and not by the gross number of shares as to which such option is exercised.

•        Upon the exercise of any stock appreciation right under the Plan, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares as to which such right is exercised, and not by the gross number of shares issued by us upon such exercise.

•        If shares of Common Stock otherwise issuable under the Plan are withheld by us in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any award or the issuance of Common Stock thereunder, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares issued under such award, calculated in each instance after payment of such share withholding.

•        Unvested shares issued under the Plan and subsequently forfeited or repurchased by us, at a price per share not greater than the original issue price paid per share, pursuant to our repurchase rights under the Plan shall be available for subsequent issuance under the Plan.

•        Shares of Common Stock that have been repurchased by us on the open market using stock option exercise proceeds shall not be available for subsequent issuance under the Plan.

The plan administrator may grant awards in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines. Such substitute awards will not reduce the shares authorized for issuance under the Plan (but will count against the aggregate number of incentive stock options available for awards, as described above). Additionally, subject to applicable stock exchange requirements, if the acquired company’s equity plan has shares available, such shares may be available for grant under the Plan, which will not reduce (or be added back to) the shares authorized for issuance under the Plan.

The shares issuable under the Plan may be made available from our authorized but unissued shares or from shares that we acquire, including shares purchased on the open market.

Non-Employee Director Award Limits

The maximum aggregate grant date fair value (computed as of the date of grant in accordance with applicable financial reporting rules) of all awards made to a non-employee director under the Plan in a single calendar year, taken together with any cash retainer paid to such non-employee director in respect of such calendar year, shall not exceed $500,000 in total value.

Awards

The plan administrator has complete discretion to determine (a) which eligible individuals are to receive awards, (b) the type, size, terms and conditions of the awards to be made, (c) the time or times when those awards are to be granted, (d) the number of shares or amount of payment subject to each such award, (e) the time when the award is to become exercisable, (f) the status of any granted option as either an incentive stock option or a non-statutory option under the federal tax laws, (g) the maximum term for which the award is to remain outstanding, (h) the vesting and issuance schedules applicable to the shares which are the subject of the award, (i) the cash consideration (if any) payable per share subject to the award and the form (cash or shares) in which the award is to be settled and (j) with respect to performance-based awards, the performance objectives, the amounts payable at one or more levels of attained performance, any applicable service vesting requirements, and the payout schedule.

Stock Options

Each granted option will have an exercise price per share determined by the plan administrator, but the exercise price will not be less than 100% of the fair market value of the option shares on the grant date, except as determined otherwise by the plan administrator with respect to an option that is granted in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines. No granted option will have a term in excess of ten years. The shares subject to each option will generally vest in one or more installments over a specified period of service measured from the grant date or upon the achievement of pre-established performance objectives. However, one or more options may be structured so that they will be exercisable prior to the satisfaction of the vesting requirements for any or all of the option shares. The shares acquired under such options that are exercised prior to the satisfaction of the vesting requirements will be subject to repurchase by us, at the lower of the exercise price paid per share or the fair market value per share, if the optionee ceases service prior to vesting in those shares. Payment of the exercise price may be paid in one or more of the following forms as determined by the plan administrator: cash, check payable to the Company, shares of Common Stock, through a cashless exercise procedure pursuant to which the optionee effects a same-day exercise of the option and sale of the purchased shares through a broker in order to cover the exercise price for the purchased shares and the applicable withholding taxes and/or through a net exercise procedure pursuant to which we withhold a number of shares of Common Stock otherwise issuable upon exercise of the option having a value equal to the exercise price and applicable withholding taxes.

Notwithstanding anything to the contrary herein, the following rules shall apply to incentive stock options: only employees of the Company may be granted incentive stock options; the exercise price will not be less than 100% of the fair market value of the incentive stock option shares on the grant date; the aggregate fair market value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any employee may for the first time become exercisable as incentive stock options during any one calendar year shall not exceed $100,000; and the option term of an incentive stock option shall not exceed 10 years. Notwithstanding the foregoing, with respect to any employee who owns more than 10% of the total combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option term of an incentive stock option shall not exceed 5 years and the exercise price of an incentive stock option shall not be less than 110% of the fair market value of the option shares on the grant date.

Upon cessation of service, the optionee will have a limited period in which to exercise the optionee’s outstanding options to the extent exercisable for vested shares. The plan administrator will have complete discretion to extend the period following the optionee’s cessation of service during which the optionee’s outstanding options may be exercised (though no option’s exercise period shall be extended beyond the expiration of the option’s term), provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding.

Stock Appreciation Rights

The amended and restated Plan allows the issuance of two types of stock appreciation rights:

•        Tandem stock appreciation rights granted in conjunction with options, which provide the holders with the right to surrender the related option grant for an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the vested shares of Common Stock subject to the surrendered option over (ii) the aggregate exercise price payable for those shares.

•        Stand-alone stock appreciation rights, which allow the holders to exercise those rights as to a specific number of shares of our Common Stock and receive in exchange an appreciation distribution from us in an amount equal to the excess of (i) the fair market value of the shares of Common Stock as to which those rights are exercised over (ii) the aggregate exercise price in effect for those shares. The exercise price per share may not be less than the fair market value per underlying share of Common Stock on the date the stand-alone stock appreciation right is granted, and the right may not have a term in excess of ten years.

The appreciation distribution on any exercised stock appreciation right will be paid in (i) cash, (ii) shares of our Common Stock or (iii) a combination of cash and shares of our Common Stock. Upon cessation of service with us, the holder of a stock appreciation right will have a limited period in which to exercise that right to the extent exercisable at that time. The plan administrator has complete discretion to extend the period following the holder’s cessation of service during which the holder’s outstanding stock appreciation rights may be exercised, provide for continued vesting during the applicable post-service exercise period and/or accelerate the exercisability or vesting of stock appreciation rights in whole or in part. Such discretion may be exercised at any time while the stock appreciation rights remain outstanding.

Repricing

The plan administrator may not implement any of the following repricing programs: (i) the cancellation of outstanding options or stock appreciation rights in return for new options or stock appreciation rights with a lower exercise price per share, (ii) the cancellation of outstanding options or stock appreciation rights with exercise prices per share in excess of the then current fair market value per share of Common Stock for consideration payable in cash or our equity securities (except in the event of a change in control or in the case of a corporate transaction as described in the section titled “Changes in Capitalization” below) or (iii) the direct reduction of the exercise price in effect for outstanding options or stock appreciation rights.

Stock Awards and Restricted Stock Units

Shares of our Common Stock may be issued under the Plan subject to performance or service vesting requirements established by the plan administrator or as a fully-vested bonus for past services without any cash outlay required of the recipient. Shares of our Common Stock may also be issued under the Plan pursuant to restricted stock units, which entitle the recipients to receive those shares upon the attainment of designated performance goals or the completion of a prescribed service period or upon the expiration of a designated period following the vesting of those units, including (without limitation), a deferred distribution date following the termination of the recipient’s service with us.

The plan administrator will have the discretionary authority to structure one or more such awards so that the shares of common stock subject to those awards (or cash, as applicable) will vest only upon the achievement of any subjective or objective goals established by the plan administrator. These goals may be based on, without limitation, one or more of the following criteria: (i) cash flow, any derivative of operating cash flow, cash flow sufficient to achieve financial ratios or a specified cash balance, free cash flow, cash flow return on capital, net cash provided by operating activities, and cash flow per share; (ii) earnings (including earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price, net asset value, dividend, dividend payout ratio; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital or improvement in or attainment of working capital levels; (ix) return on assets or net assets or growth in assets; (x) invested capital, required rate of return on capital, return on invested capital, relative risk-adjusted investment performance and investment performance of capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income, or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin or gross margin; (xvi) return on operating revenue or return on operating profit; (xvii) collections and recoveries; (xviii) product research and development, implementation or completion of an identified special project, clinical trials, regulatory filings or approvals or other milestones, patent application or issuance, and manufacturing or process development; (xix) application approvals; (xx) litigation regulatory resolution, legal compliance, or safety and risk reduction goals; (xxi) any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); (xxii) balance of cash, cash equivalents and marketable securities; (xxiii) overhead, savings, G&A and other expense control goals; (xxiv) budget comparisons and management; (xxv) growth in stockholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, or another peer group or peer group index; (xxvi) credit rating, debt, fixed charge coverage, interest coverage; (xxvii) development and implementation of strategic plans and/or organizational restructuring goals; (xxviii) development and implementation of risk and crisis management programs, including business continuity plans; (xxix) improvement in workforce diversity, equity and inclusion; (xxx) market share, market penetration, and economic value added; (xxxi) inventory control; (xxxii) compliance requirements and compliance relief; (xxxiii) health and safety goals; (xxxiv) productivity goals or backlog; (xxxv) workforce management, key hires, and succession planning goals; (xxxvi) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxvii) measures of customer satisfaction, employee satisfaction or staff development; (xxxviii) stakeholder engagement; (xxxix ) environmental and climate-change-related goals; (xl) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xli) business expansion, mergers, acquisitions, divestitures, joint ventures; (xlii) capital or fund raising to support operations, government grants, license arrangements; (xliii) acquisition of new customers, including institutional accounts or customer retention and/or repeat order rate; (xliv) progress of partnered programs; (xlv) partner satisfaction; (xlvi) milestones related to samples received and/or tests run; (xlvii) expansion of sales in additional geographies or markets; (xlviii) patient samples processed and billed; (xlix) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); or (l) such other performance criteria as the plan administrator may specify. In addition, such performance criteria may be based upon the attainment of specified levels of our performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of our business units or divisions or any parent or subsidiary. Each applicable performance goal may include a minimum threshold level of performance below which no award will be earned, levels of performance at which specified portions of an award will be earned and a maximum level of performance at which an award will be fully earned. Each applicable performance goal may be structured at the time of the award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items; (F) the operations of any business acquired by the Company; (G) the divestiture of one or more business operations or the assets thereof; (H) the effects of any corporate transaction, such as a merger, consolidation, separation (including spin-off or other distributions of stock or property by the Company) or reorganization (whether or not such reorganization is within the definition of that term in Code Section 368); and (I) any other adjustment consistent with the operation of the Plan.

Should the participant cease to remain in service while holding one or more unvested shares or should the performance objectives not be attained with respect to one or more such unvested shares, then those shares will be immediately subject to cancellation. To the extent such cancelled shares were previously issued for consideration paid in cash or cash equivalent, the Company shall repay to the participant the lower of (a) the cash consideration paid for the cancelled shares or (b) the fair market value of those shares at the time of cancellation. Outstanding restricted stock units will automatically terminate, and no shares of Common Stock will be issued in satisfaction of those awards, if the performance goals or service requirements established for such awards are not attained. The plan administrator, however, will have the discretionary authority to issue shares of Common Stock in satisfaction of one or more outstanding awards, or waive the surrender and cancellation of one or more unvested shares of Common Stock, as to which the designated performance goals or service requirements are not attained.

Dividend Equivalent Rights

The plan administrator may provide a participant as part of an award (other than options or stock appreciation rights) with dividends or dividend equivalents, payable in cash, shares of Common Stock, or a combination of cash and shares of Common Stock, on such terms as determined by the plan administrator. However, any dividend or dividend equivalent will only be paid if the underlying award vests and will be subject to a risk of forfeiture to the same extent as the underlying award.

Other Awards

Under the Plan, the plan administrator may grant other types of awards that are denominated in shares of Common Stock to anyone eligible to participate in the Plan. The plan administrator will determine the terms and conditions of such awards.

General Provisions

Change in Control

In the event we should experience a change in control, the following provisions are in effect for all outstanding awards under the Plan, unless provided otherwise in an award agreement entered into with the participant:

•        Each outstanding award may be assumed, substituted, or replaced with a cash retention program that preserves the intrinsic value of the award and provides for subsequent payout in accordance with the same vesting schedule applicable to the award or otherwise continued in effect by the successor corporation.

•        To the extent an award is not so assumed, substituted, replaced, or continued, the award will automatically accelerate in full (with vesting of performance-based awards to be determined with reference to actual performance attained as of the change in control or based on target level), unless the acceleration of such award is precluded by other limitations imposed in the applicable award agreement.

•        The plan administrator has complete discretion to grant one or more awards which will vest in the event the individual’s service with us or the successor entity is terminated within a designated period following a change in control transaction in which those awards are assumed or otherwise continued in effect.

•        Unless the plan administrator establishes a different definition for one or more awards, a change in control will be deemed to occur for purposes of the Plan in the event (a) a merger or asset sale or (b) there occurs any transaction pursuant to which any person or group of related persons becomes directly or indirectly the beneficial owner of securities possessing 50% or more of the total combined voting power of our outstanding securities or (c) there is a change in the majority of the Board effected through one or more contested elections for board membership.

Changes in Capitalization

In the event any change is made to the outstanding Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction, or other change affecting the outstanding Common Stock without our receipt of consideration or should the value of our outstanding Common Stock be substantially reduced by reason of a spin-off transaction or extraordinary distribution (whether in cash, securities or other property) or an extraordinary distribution, or should there occur any merger, consolidation, reincorporation or other reorganization, equitable adjustments will be made to: (i) the maximum number and/or class of securities issuable under the Plan; (ii) the maximum number and/or class of securities for which incentive options may be granted under the Plan; (iii) the number and/or class of securities and the exercise price or base price per share in effect under each outstanding Award and the consideration (if any) payable per share; (iv) the number and/or class of securities subject to repurchase rights under the Plan and the repurchase price payable per share; and (v) such other terms and conditions as the plan administrator deems appropriate. Such adjustments will be made in such manner as the plan administrator deems appropriate.

Valuation

The fair market value per share of Common Stock on any relevant date under the Plan is deemed to be equal to the closing selling price per share on that date as determined on Nasdaq. As of April 16, 2025, the fair market value of a share of Common Stock determined on such basis was $1.28 per share.

Stockholder Rights and Transferability

An incentive stock option shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of inheritance following the Participant’s death. All other awards shall be subject to the same limitation on transfer as Incentive Options, except that the plan administrator may structure one or more non-statutory options under the Plan so that those options will be transferable during optionee’s lifetime to one or more members of the optionee’s family or to a trust established for the optionee and/or one or more such family members or to the optionee’s former spouse, to the extent such transfer is in connection with the optionee’s estate plan or pursuant to a domestic relations order.

No optionee has any stockholder rights with respect to the option shares until such optionee has exercised the option and paid the exercise price for the purchased shares. The holder of a stock appreciation right will not have any stockholder rights with respect to the shares subject to that right unless and until such person exercises the right and becomes the holder of record of any shares of Common Stock distributed upon such exercise. Options are not assignable or transferable other than by will or the laws of inheritance following optionee’s death, and during the optionee’s lifetime, the option may only be exercised by the optionee.

A participant will have full stockholder rights with respect to any shares of Common Stock issued to the participant under the Plan, whether or not the participant’s interest in those shares is vested. A participant will not have any stockholder rights with respect to the shares of Common Stock subject to restricted stock units until that award vests and the shares of Common Stock are issued thereunder. However, dividend-equivalent units may be paid or credited, either in cash or in actual shares, on outstanding restricted stock units, subject to such terms and conditions as the plan administrator may deem appropriate.

Notwithstanding the foregoing, any dividends or dividend equivalents payable in connection with an award will be subject to the same restrictions as the underlying award and will not be paid until and unless such award vests.

Withholding Taxes

A participant shall be required to pay to the Company, and the Company shall have the right to withhold, from any cash, shares or other securities or property issuable under any award or from any other compensation, any required withholding or any other applicable taxes or other amounts due in respect of an award. The plan administrator may provide one or more holders of awards under the Plan with the right to have us withhold a portion of the shares otherwise issuable to such individuals in satisfaction of the withholding taxes to which they become subject in connection with the issuance, exercise, or settlement of those awards. Alternatively, the plan administrator may allow such individuals to deliver previously acquired shares of Common Stock in payment of such withholding tax liability.

Deferral Programs

The plan administrator may structure one or more awards (other than options and stock appreciation rights) so that the participants may be provided with an election to defer the compensation associated with those awards for federal income tax purposes.

The plan administrator may also implement a non-employee director retainer fee deferral program that allows the non-employee directors the opportunity to elect to convert the Board and Board committee retainer fees to be earned for a year into restricted stock units that defer the issuance of the shares of Common Stock that vest under those units until a permissible date or event under Internal Revenue Code Section 409A.

To the extent we maintain one or more separate non-qualified deferred compensation arrangements which allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the plan administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements.

Clawback/Forfeiture

All awards shall be subject to any clawback, recoupment or other similar policy adopted by the Board, and any cash, shares of Common Stock or other property or amounts due, paid, or issued to a participant shall be subject to the terms of such policy.

Amendment and Termination

Our Board may amend or modify the Plan at any time subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the stock exchange on which our shares are at the time primarily traded. However, no such amendment or modification shall adversely affect the rights and obligations with respect to awards at the time outstanding under the Plan unless the affected participant consents to such amendment or modification.

Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall be issued pursuant to those awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve months after the date the first excess award is made, then all awards granted based on such excess shares shall terminate and cease to be outstanding.

The plan administrator shall have the power and authority to amend or modify any award without the participant’s consent to the extent the plan administrator determines such amendment or modification is (A) required under applicable law or regulation or pursuant to the listing standards of the Nasdaq, (B) necessary to preserve favorable accounting or tax treatment of any award, or (C) necessary to enable an award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an award intended to comply with Code Section 409A to continue to so comply.

Unless sooner terminated by our Board, the Plan will terminate on the earliest of (i) the date immediately preceding the tenth anniversary of the Plan Effective Date, (ii) the date on which all shares available for issuance under the Plan have been issued as fully-vested shares, (iii) the termination of all outstanding awards in connection with certain changes in control or ownership or (iv) the termination of the Plan by the Board. Should the Plan terminate under the foregoing clause (i) or (ii), then all awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those awards.

Summary of U.S. Federal Income Tax Consequences

The following is a summary of the U.S. federal income taxation treatment applicable to us and the participants who receive awards under the Plan.

Option Grants

Options granted under the Plan may be either incentive options, which satisfy the requirements of Section 422 of the Code, or non-statutory options, which are not intended to meet such requirements. The federal income tax treatment for the two types of options differs as follows:

Incentive Options

No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is recognized for regular tax purposes at the time the option is exercised, although taxable income may arise at that time for alternative minimum tax purposes. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of certain other dispositions. For Federal tax purposes, dispositions are divided into two categories: (i) qualifying, and (ii) disqualifying. A qualifying disposition occurs if the sale or other disposition is made more than two (2) years after the date the option for the shares involved in such sale or disposition is granted and more than one (1) year after the date the option is exercised for those shares. If the sale or disposition occurs before these two periods are satisfied, then a disqualifying disposition will result.

Upon a qualifying disposition, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for the shares. If there is a disqualifying disposition of the shares, then the excess of (i) the fair market value of those shares on the exercise date or (if less) the amount realized upon such sale or disposition over (ii) the exercise price paid for the shares will be taxable as ordinary income to the optionee. Any additional gain or loss recognized upon the disposition will be a capital gain or loss.

If the optionee makes a disqualifying disposition of the purchased shares, then we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the optionee as a result of the disposition (subject to the limitations described below). We will not be entitled to any income tax deduction if the optionee makes a qualifying disposition of the shares.

Non-Statutory Options

No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option (subject to the limitations described below). The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the optionee.

Stock Appreciation Rights

No taxable income is recognized upon receipt of a stock appreciation right. The holder will recognize ordinary income in the year in which the stock appreciation right is exercised, in an amount equal to the excess of the fair market value of the underlying shares on the exercise date over the exercise price in effect for the exercised right, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder in connection with the exercise of the stock appreciation right (subject to the limitations described below). The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Stock Awards

The recipient of unvested shares of Common Stock issued under the Plan will not recognize any taxable income at the time those shares are issued but will have to report as ordinary income, as and when those shares subsequently vest, an amount equal to the excess of (i) the fair market value of the shares on the vesting date over (ii) the cash consideration (if any) paid for the shares. The recipient may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares of Common Stock are issued an amount equal to the excess of (i) the fair market value of those shares on the issue date over (ii) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the recipient will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient with respect to the unvested shares (subject to the limitations described below). The deduction will in general be allowed for our taxable year in which such ordinary income is recognized by the recipient.

Restricted Stock Units

No taxable income is recognized upon receipt of restricted stock units. The holder will recognize ordinary income in the year in which the shares subject to the units are issued to the holder. The amount of that income will be equal to the fair market value of the shares on the date of issuance, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the holder at the time the shares are issued (subject to the limitations described below). The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Dividend Equivalent Rights

No taxable income is recognized upon receipt of a dividend equivalent right award. The holder will recognize ordinary income in the year in which a dividend or distribution, whether in cash, securities, or other property, is paid to the holder. The amount of that income will be equal to the fair market value of the cash, securities or other property received, and the holder will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of the ordinary income recognized by the holder of the dividend equivalent right award at the time the dividend or distribution is paid to such holder (subject to the limitations described below). That deduction will be allowed for the taxable year in which such ordinary income is recognized.

Other Awards

In general, no taxable income is recognized upon receipt of other awards. The holder will recognize ordinary income in the year in which the awards are settled, and the participant will be required to satisfy the tax withholding requirements applicable to such income. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time of settlement (subject to the limitations described below). The deduction will be allowed for the taxable year in which such ordinary income is recognized.

Section 162(m) of the Code

Subject to certain limitations and terms, Section 162(m) of the Code and its implementing regulations provide that we may not deduct compensation of more than $1,000,000 paid in any year to our CEO and certain other executive officers. While we intend to structure executive compensation to minimize any limitation imposed by Section 162(m) of the Code, we will continue to maintain flexibility and the ability to pay competitive compensation by not requiring all compensation to be deductible to the extent that doing so is consistent with the best interests of our company and stockholders.

New Plan Benefits under the Plan

No awards have been made under the Plan based on the increase in the share reserve that is subject to stockholder approval of the amended and restated Plan. Any awards following approval of this proposal to participants shall be at the discretion of the plan administrator Accordingly, the benefits or amounts that may be received by or allocated to:(i) each of the officers listed in the Summary Compensation Table, (ii) each of the nominees for election as a director, (iii) all non-employee directors as a group, (iv) all of our present executive officers as a group, and (v) all of our employees, including all other current officers, as a group under the Plan are not determinable at this time.

Required Vote of Stockholders

The approval of this proposal requires the affirmative vote of holders of a majority of the votes cast at the Annual Meeting. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable Nasdaq listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as this proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

Recommendation of the Board

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the amended and restated Plan to (i) increase the number of authorized shares under the Plan from 570,457, as adjusted for a 1-for-25 reverse stock split, to 2,070,457 and (ii) remove the evergreen provision.

PROPOSAL 3: APPROVAL OF THE NASDAQ PROPOSAL

This Proposal 3 proposes to approve, in accordance with applicable rules of Nasdaq, the potential future sale and issuance of shares of our common stock to Lincoln Park in accordance with the Lincoln Park Purchase Agreement that would result in Lincoln Park and its affiliates owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale.

Overview

On April 25, 2025, we entered into the Lincoln Park Purchase Agreement and a registration rights agreement (the “Registration Rights Agreement”), pursuant to which Lincoln Park has committed to purchase up to $15.0 million of our Common Stock, subject to certain limitations and satisfaction of the conditions set forth in the Lincoln Park Purchase Agreement, from time to time and at our sole discretion during the term of the Lincoln Park Purchase Agreement.

Upon the terms and subject to the satisfaction of the conditions set forth in the Lincoln Park Purchase Agreement, we have the right, but not the obligation, to sell to Lincoln Park, and Lincoln Park is obligated to purchase, up to $15.0 million of our Common Stock. Such sales of Common Stock by us, if any, will be subject to certain limitations set forth in the Lincoln Park Purchase Agreement, and may occur from time to time, at our sole discretion, over a period of up to 36-months commencing on the date that each of the conditions to Lincoln Park’s purchase obligations set forth in the Lincoln Park Purchase Agreement have initially been satisfied, including, pursuant to the Registration Rights Agreement, a registration statement registering under the Securities Act the resale by Lincoln Park of shares of Common Stock that have been and may be issued by us to Lincoln Park under the Lincoln Park Purchase Agreement being declared effective by the SEC and a final prospectus relating thereto is filed with the SEC (the date on which all of such conditions are satisfied, the “Commencement Date”).

From and after the first business day following the Commencement Date, we may from time to time, on any business day selected by us on which the closing sale price per share of Common Stock as reported on The Nasdaq Capital Market is not less than the “floor price” threshold set forth in the Lincoln Park Purchase Agreement (each such business day, a “purchase date”), by written notice delivered by us to Lincoln Park, direct Lincoln Park to purchase up to 40,000 shares of Common Stock on such purchase date, at a purchase price per share that will be determined and fixed in accordance with the Lincoln Park Purchase Agreement at the time we deliver such written notice to Lincoln Park (each, a “regular purchase”). The maximum number of shares we may sell to Lincoln Park in a regular purchase may be increased by certain amounts to up to 75,000 shares, with the applicable maximum share limit determined by whether the closing sale price per share of Common Stock as reported on The Nasdaq Capital Market on the applicable purchase date for such regular purchase equals or exceeds certain minimum price thresholds set forth in the Lincoln Park Purchase Agreement, in each case, subject to adjustment for any recapitalization, non-cash dividend, forward or reverse stock split or other similar transactions as provided in the Purchase Agreement; provided, however, that the dollar amount of Lincoln Park’s maximum purchase commitment in any single regular purchase may not exceed $500,000. The purchase price per share of Common Stock sold by us to Lincoln Park in each such regular purchase, if any, will be based on the market prices of the Common Stock over a certain period ending immediately prior to the time of sale calculated in accordance with the pricing terms for a regular purchase set forth in the Lincoln Park Purchase Agreement.

In addition to regular purchases, provided that we have directed Lincoln Park to purchase the maximum amount of shares that we are then able to sell to Lincoln Park in a regular purchase, we may, in our sole discretion, also direct Lincoln Park to purchase additional shares of Common Stock in “accelerated purchases,” and “additional accelerated purchases” as set forth in the Lincoln Park Purchase Agreement. The purchase price per share of Common Stock sold in each such accelerated purchase and additional accelerated purchase, if any, will be based on the market prices of the Common Stock over a certain period during regular trading hours on the applicable purchase date for such accelerated purchase and such additional accelerated purchase, respectively, calculated in accordance with the pricing terms for an accelerated purchase and an additional accelerated purchase, as applicable, set forth in the Lincoln Park Purchase Agreement. There are no upper limits on the price per share that Lincoln Park must pay for shares of Common Stock in any purchase under the Lincoln Park Purchase Agreement.

We will control the timing and amount of any sales of Common Stock to Lincoln Park pursuant to the Lincoln Park Purchase Agreement. Lincoln Park has no right to require us to sell any shares of Common Stock to Lincoln Park, but Lincoln Park is obligated to make purchases as we direct, subject to certain conditions set forth in the Lincoln Park Purchase Agreement. Actual sales of shares of Common Stock to Lincoln Park will depend on a variety of factors to be determined by us from time to time, including, among others, general market conditions, the trading prices for our Common Stock at or prior to the time of sale and determinations by us as to the appropriate sources of funding for us and our operations.

In accordance with applicable Nasdaq listing rules, the aggregate number of shares of Common Stock that we may issue to Lincoln Park under the Lincoln Park Purchase Agreement cannot exceed 1,981,163 shares (subject to adjustment for any recapitalization, non-cash dividend, forward or reverse stock split or other similar transactions), which number of shares equals 19.99% of the shares of Common Stock issued and outstanding immediately prior to the execution of the Lincoln Park Purchase Agreement (the “Exchange Cap”), unless (i) we first obtain stockholder approval to issue shares of Common Stock in excess of the Exchange Cap in accordance with applicable Nasdaq listing rules, or (ii) at the time we have issued shares of Common Stock equal to the Exchange Cap and at all times thereafter, the average price per share of Common Stock for all shares of Common Stock sold by us to Lincoln Park under the Lincoln Park Purchase Agreement equals or exceeds $1.25 per share (representing the lower of the official closing price of the Common Stock on Nasdaq on the trading day immediately preceding the date of the Lincoln Park Purchase Agreement and the average official closing price of the Common Stock on Nasdaq for the five consecutive trading days ending on the trading day immediately preceding the date of the Lincoln Park Purchase Agreement, as adjusted pursuant to applicable Nasdaq rules), such that the Exchange Cap limitation would no longer apply to issuances and sales of Common Stock by us to Lincoln Park under the Lincoln Park Purchase Agreement under applicable Nasdaq listing rules.

The Lincoln Park Purchase Agreement also prohibits us from directing Lincoln Park to purchase any shares of Common Stock if those shares, when aggregated with all other shares of Common Stock then beneficially owned by Lincoln Park (as calculated pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder), would result in Lincoln Park beneficially owning more than 4.99% of the issued and outstanding shares of Common Stock.

There are no restrictions on future financings, rights of first refusal, participation rights, penalties or liquidated damages in the Lincoln Park Purchase Agreement or Registration Rights Agreement, except we are prohibited (with certain specified exceptions set forth in the Purchase Agreement), during the term of the Lincoln Park Purchase Agreement, from effecting or entering into an agreement to effect an “equity line of credit” or other substantially similar equity line of credit offering in which we may offer, issue or sell, and the purchaser is irrevocably bound to purchase, Common Stock or securities convertible or exercisable into Common Stock at a future determined price. Lincoln Park has agreed not to engage in or effect, directly or indirectly, for its own principal account or for the principal account of any of its affiliates, any short sales of the Common Stock or hedging transaction that establishes a net short position in the Common Stock during the term of the Lincoln Park Purchase Agreement.

As consideration for Lincoln Park’s commitment to purchase shares of Common Stock at our direction, from time to time during the term of the Lincoln Park Purchase Agreement, upon the terms of and subject to satisfaction of the conditions set forth in the Lincoln Park Purchase Agreement, we issued 236,406 shares of Common Stock to Lincoln Park as a commitment fee (such shares, the “Commitment Shares”) on April 25, 2025.

The Lincoln Park Purchase Agreement and the Registration Rights Agreement contain customary representations, warranties, conditions and indemnification obligations of the parties. We have the right to terminate the Lincoln Park Purchase Agreement at any time with one business day’s prior written notice to Lincoln Park, at no cost or penalty. During any “Event of Default” under the Lincoln Park Purchase Agreement, Lincoln Park does not have the right to terminate the Lincoln Park Purchase Agreement; however, we may not deliver to Lincoln Park any purchase notice for a regular purchase, an accelerated purchase or an additional accelerated purchase of Common Stock, until such Event of Default is cured.

The Nasdaq Stockholder Approval Rule

Our Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

•        The Nasdaq “Change in Control” Rule. Nasdaq Listing Rule 5635(b) requires stockholder approval when any issuance or potential issuance will result in a “change of control” of the issuer (which may be deemed to occur if after a transaction a single investor or affiliated investor group acquires, or has the right to acquire, at least 20% or more of the outstanding shares of common stock (or securities convertible into or exercisable for common stock) or voting power and such ownership or voting power would be the largest ownership position of the issuer).

•        The Nasdaq 20% Rule. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock) at a price that is the lower of (1) the closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement, which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance.

We refer to Nasdaq Listing Rules 5635(b) and (d) collectively herein as the “Nasdaq Stockholder Approval Rule.” We are seeking stockholder approval for the sale and issuance of our Common Stock in accordance with the terms of the Lincoln Park Purchase Agreement at prices below the Nasdaq minimum price and that would result in Lincoln Park and its affiliates owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale. Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of the Nasdaq Stockholder Approval Rule.

Certain Effects of the Proposal

If our stockholders do not approve Proposal 3, sales of our Common Stock pursuant to the Lincoln Park Purchase Agreement will be limited to the extent that Lincoln Park, together with its affiliates, would not beneficially own more than 19.99% of the shares of Common Stock then outstanding.

While we believe that having the ability to issue shares in accordance with the Lincoln Park Purchase Agreement that would result in Lincoln Park and its affiliates owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale offers benefits to us and our stockholders, the resulting issuance of Common Stock may cause substantial dilution to the equity interests of our stockholders at the time of any such issuance and would decrease our ability to utilize our Common Stock in connection with other transactions.

Required Vote of Stockholders

The approval of this proposal requires the affirmative vote of holders of a majority of the votes cast at the Annual Meeting. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable Nasdaq listing rules, brokers are not permitted to vote shares held for a customer on “non-routine” matters (such as this proposal) without specific instructions from the customer. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

Recommendation of the Board

The Board of Directors unanimously recommends that stockholders vote FOR the approval of the potential future sale and issuance of shares of our common stock to Lincoln Park in accordance with the Lincoln Park Purchase Agreement.

Proposal 4: Ratification of Appointment of Independent Registered
Public Accounting Firm

Our Audit Committee has appointed WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Our Board has directed that this appointment be submitted to our stockholders for ratification at the Annual Meeting. Although ratification of our appointment of WithumSmith+Brown, PC is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of WithumSmith+Brown, PC is expected to attend the 2025 Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

In the event that the appointment of WithumSmith+Brown, PC is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent registered public accounting firm for the fiscal year ending December 31, 2025. Even if the appointment of WithumSmith+Brown, PC is ratified, the Audit Committee retains the discretion to appoint a different independent registered public accounting firm at any time if it determines that such a change is in the interest of the Company.

Vote Required

The approval of this proposal requires the affirmative vote of holders of a majority of the votes cast at the Annual Meeting. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment WithumSmith+Brown, PC, we do not expect any broker non-votes in connection with this proposal.

Recommendation of the Board

The Board unanimously recommends a vote FOR the Ratification of the Appointment of WithumSmith+Brown, PC as our Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2025.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

Audit Fees

Audit fees of Armanino LLP, our former independent registered public accounting firm, billed to us for audit services totaled $334,443 in the year ended December 31, 2023. Audit fees of WithumSmith+Brown, PC, our independent registered public accounting firm, billed to us for audit services totaled $501,280 and $348,400 for the years ended December 31, 2024, and 2023, respectively.

Audit fees consist of professional services rendered for the annual audit of consolidated financial statements and review of quarterly consolidated financial statements for the years ended December 31, 2024 and 2023.

Type	Firm	WithumSmith+Brown, PC		Armanino, LLP
		2024	2023	2024	2023
Audit fees		$501,280	$348,400	$—	$334,443
Audit related fees		—	—	—	—
Tax fees		—	—	—	—
All other fees		—	—	—	—
Total		$501,280	$348,400	$—	$334,443

Audit fees:    Audit fees consist of fees associated with the annual audit of our financial statements, the reviews of our interim financial statements and the issuance of consent and comfort letters in connection with registration statement filings with the SEC, and all services that are normally provided by the accounting firm in connection with statutory and regulatory filings or engagements.

Audit-related fees:    Audit-related fees consist of fees for professional services reasonably related to the performance of the audit or review of the financial statements and are not included in Audit Fees.

Tax fees:    Tax fees consist of fees for tax services, including tax compliance, and related expenses.

All other fees:    Fees for products and services other than the services described above.

Audit Committee Pre-Approval Policy and Procedures

The audit committee has policies and procedures that require the pre-approval by the audit committee (or one of its members) of all services performed by the Company’s independent registered public accounting firm and related fee arrangements. In the first half of each year, the audit committee approves the proposed services, including the nature, type and scope of services contemplated, and the related fees, to be rendered by these firms during the year. In accordance with this policy, the audit committee or one of its members pre-approved all services to be performed by the Company’s independent registered accounting firm.

Report of the Audit Committee of the Board

The Audit Committee has reviewed the audited consolidated financial statements of SeaStar Medical Holding Corporation for the fiscal year ended December 31, 2024, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company.

Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

John Neuman (Chair)
Jennifer Baird
Kenneth Van Heel

PROPOSAL 5: ADJOURNMENT OF SPECIAL MEETING

General

This Proposal 5, if adopted, will allow the Board of Directors to adjourn the Annual Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to you in the event that there are insufficient votes for, or otherwise in connection with, any of Proposal 1, 2, 3, or 4.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by you, the Board of Directors may not be able to adjourn the Annual Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, any of Proposal 1, 2, 3, or 4.

Required Vote of Stockholders

This proposal requires that the number of votes cast in favor exceeds the number of votes cast against approval of this proposal. Abstentions are not considered votes cast and will therefore have no effect on this proposal. Under applicable New York Stock Exchange rules, brokers are not permitted to vote shares held for a beneficial owner on “non-routine” matters (such as this proposal) without specific instructions from the beneficial owner. Therefore, broker non-votes are not considered votes cast and will also have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

Stockholder Proposals

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2026 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at 3513 Brighton Blvd, Suite 410, Denver, CO 80216, Attn: Corporate Secretary in writing not later than January 6, 2026.

Stockholders intending to present a proposal at the 2026 annual meeting of stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Corporate Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the 120th day and not later than the 90th day prior to the anniversary of the preceding year’s annual meeting.

In addition, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees, other than the Company’s nominees, must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, to our principal office, 3513 Brighton Blvd, Suite 410, Denver, CO 80216, Attn: Corporate Secretary, no later than April 4, 2026 and no earlier than March 5, 2026.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

Other Matters

Our Board is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies named on the Company’s proxy card will vote thereon in their discretion.

Solicitation of Proxies

The accompanying proxy is solicited by and on behalf of our Board, whose Notice of Annual Meeting of Stockholders is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, e-mail and facsimile by our directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

Annual Report on Form 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, including financial statements and schedules thereto but not including exhibits, as filed with the SEC, is enclosed herein, and will also be sent to any stockholder of record on May 5, 2025, without charge upon written request addressed to: SeaStar Medical Holding Corporation, 3513 Brighton Blvd Suite 410, Denver, CO 80216.

A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our Annual Report on Form 10-K at www.proxydocs.com/ICU and on our investor relations website at investors.seastarmedical.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors
/s/ Eric Schlorff
Eric Schlorff
Chief Executive Officer
Denver, CO
, 2025

APPENDIX A

Amended and Restated SeaStar Medical Holding Corporation 2022 Omnibus Incentive Plan

SEASTAR MEDICAL HOLDING CORPORATION
2022 OMNIBUS INCENTIVE PLAN

(AS AMENDED AND RESTATED EFFECTIVE [            ], 2025)

I        PURPOSE OF THE PLAN

The Plan is intended to promote the interests of the Company by providing eligible persons in the Company’s service with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Company, or receive monetary payments based on the value of the Company’s common stock, in each case as an incentive for them to continue in such service and to align their interests with the interests of the Company’s stockholders.

Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II      TYPES OF AWARDS

Awards may be made under the Plan in the form of (i) options, (ii) stock appreciation rights, (iii) stock awards, (iv) restricted stock units, (v) dividend equivalent rights and (vi) other awards.

III    ADMINISTRATION OF THE PLAN

A.     Administration. The Compensation Committee shall have sole and exclusive authority to administer the Plan with respect to Section 16 Insiders. Administration of the Plan with respect to all other persons eligible to participate in the Plan may, at the Board’s discretion, be vested in the Compensation Committee or a Secondary Board Committee, or the Board may retain the power to administer the Plan with respect to such persons. Members of the Compensation Committee or any Secondary Board Committee shall serve for such period as the Board may determine and may be removed by the Board at any time. The Board may also at any time terminate the functions of any Secondary Board Committee and reassume all powers and authority previously delegated to such committee.

B.      Delegation of Authority. To the extent permitted by law, the Board or the Compensation Committee may delegate any or all of its authority to administer the Plan with respect to one or more classes of eligible persons (other than Section 16 Insiders) to one or more officers of the Company.

C.     Power and Authority of the Plan Administrator. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full authority to determine (i) which eligible persons are to receive Awards under the Plan, (ii) the type, size, terms and conditions of the Awards to be made to each Participant, (iii) the time or times when those Awards are to be made, (iv) the number of shares or amount of payment to be covered by each such Award, (v) the time or times when the Award is to become exercisable, (vi) the status of an option for U.S. federal tax purposes, (vii) the maximum term for which an Award is to remain outstanding, (viii) the vesting and issuance schedules applicable to the shares that are the subject of the Award, (ix) the cash consideration (if any) payable for those shares and the form (cash or shares of Common Stock) in which the Award is to be settled, and (x) with respect to performance-based Awards, the performance objectives for each such Award, the amounts payable at designated levels of attained performance, any applicable service vesting requirements, and the payout schedule for each such Award.

D.     Plan Construction and Interpretation. Each Plan Administrator shall, within the scope of its administrative functions under the Plan, have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding Awards thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan or any Award thereunder.

E. Indemnification. Service as a Plan Administrator by the members of the Compensation Committee or the Secondary Board Committee shall constitute service as Board members, and the members of each such committee shall accordingly be entitled to full indemnification and reimbursement as Board members for their service on such committee. No member of the Compensation Committee or the Secondary Board Committee, nor any other person to whom authority is delegated hereunder, shall be liable for any act or omission made in good faith with respect to the Plan or any Award thereunder.

IV     ELIGIBILITY

A.     The persons eligible to participate in the Plan are as follows:

(i)          Employees;

(ii)         Non-Employee Directors and non-employee members of the board of any Parent or Subsidiary; and

(iii)        consultants and other independent advisors who provide services to the Company (or any Parent or Subsidiary).

V      SHARES SUBJECT TO THE PLAN

A.     The shares issuable under the Plan shall be authorized but unissued or reacquired shares of Common Stock, including shares repurchased by the Company on the open market. The number of shares of Common Stock initially reserved for issuance over the term of the Plan shall be limited to 2,070,457 shares (subject to adjustment as set forth below), comprised the sum of (i) 50,800 shares originally approved upon the adoption of the Plan, plus (ii) 251,696 shares pursuant to the automatic increase by three percent (3%) of the total number of shares of Common Stock outstanding on the last trading day of December 2022 (15,240 shares), December 31, 2023 (57,139 shares) and December 31, 2024 (179,317 shares); plus (iii) 7,961 shares approved by the stockholders on September 6, 2023; plus (iv) 260,000 shares approved by the stockholders on June 4, 2024, plus (v) 1,500,000 shares, subject to approval by the stockholders at the 2025 Annual Meeting.

B.      Shares of Common Stock subject to outstanding Awards made under the Plan shall be available for subsequent issuance under the Plan to the extent those Awards expire, are forfeited, or cancelled or terminate for any reason prior to the issuance of the shares of Common Stock subject to those Awards or are settled in cash. If shares of Common Stock otherwise issuable upon exercise of an option under the Plan are surrendered in payment of the exercise price of an option, then the number of shares of Common Stock available for issuance under the Plan shall be reduced only by the net number of shares issued by the Company upon such exercise and not by the gross number of shares as to which such Option is exercised. Upon the exercise of any stock appreciation right under the Plan, the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares as to which such right is exercised, and not by the gross number of shares issued by the Company upon such exercise. If shares of Common Stock otherwise issuable under the Plan are withheld by the Company in satisfaction of the withholding taxes incurred in connection with the issuance, vesting or exercise of any Award or the issuance of Common Stock thereunder, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the net number of shares issued under such Award, calculated in each instance after payment of such share withholding. Unvested shares issued under the Plan and subsequently forfeited to or repurchased by the Company, at a price per share not greater than the original issue price paid per share, pursuant to the Company’s repurchase rights under the Plan shall be available for subsequent issuance under the Plan. Shares of Common Stock that have been repurchased by the Company on the open market using stock option exercise proceeds shall not be available for subsequent issuance under the Plan.

C.     Limitation on Awards.  The maximum aggregate value of Awards granted to any Non-Employee Director under the Plan in any calendar year, taken together with any cash retainer paid to such Non-Employee Director in respect of such calendar year, shall not exceed five hundred thousand dollars ($500,000) in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividends or dividend equivalents paid on any shares of Common Stock or Awards).

D.     Adjustments. Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares, spin-off transaction or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, or should the value of outstanding shares of Common Stock be substantially reduced as a result of a spin-off transaction, extraordinary distribution (whether in cash, securities or other property) or an extraordinary dividend or distribution, or should there occur any merger, consolidation, reincorporation or other reorganization, then equitable adjustments shall be made by the Plan Administrator to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities that may be issued pursuant to Incentive Options granted under the Plan, (iii) the number and/or class of securities and the exercise or base price per share in effect under each outstanding Award and the consideration (if any) payable per share, and (iv) the number and/or class of securities subject to the Company’s outstanding repurchase rights under the Plan and the repurchase price payable per share, and (v) such other terms and conditions for outstanding Awards as the Plan Administrator deems appropriate. The adjustments shall be made in such manner as the Plan Administrator deems appropriate to prevent the dilution or enlargement of benefits under the Plan and the outstanding Awards thereunder, and such adjustments shall be final, binding, and conclusive. In the event of a Change in Control, the adjustments (if any) shall be made in accordance with the applicable provisions of the Plan governing Change in Control transactions. The adjustments shall be made in such manner as the Plan Administrator deems appropriate and such adjustments shall be final, binding, and conclusive. Outstanding Awards granted pursuant to the Plan shall in no way affect the right of the Company to adjust, reclassify, reorganize, or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

F.      Substitute Awards. Awards may, in the sole discretion of the Plan Administrator, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the share limit (nor shall Substitute Awards be added to the share limit as provided above), provided, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Options within the meaning of Code Section 422 shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce (or be added back to) the number of shares of Common Stock available for issuance under the Plan.

VI     OPTIONS

A.     Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant Incentive Options and Non-Statutory Options evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below. Each Award Agreement evidencing an Incentive Option shall, in addition, be subject to the provisions of Section VI.F below.

B.      Exercise Price.

(i)          The exercise price per share shall be fixed by the Plan Administrator, provided, however, that such exercise price shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the grant date, except as determined otherwise by the Plan Administrator with respect to a Substitute Award.

(ii)         The exercise price shall be payable in one or more of the following forms as determined by the Plan Administrator:

(a)    cash or check made payable to the Company;

(b)    shares of Common Stock (whether delivered in the form of actual share certificates or through attestation of ownership) held for the requisite period (if any) necessary to avoid any resulting charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date;

(c)    shares of Common Stock otherwise issuable under the option but withheld by the Company in satisfaction of the exercise price, with such withheld shares to be valued at Fair Market Value on the Exercise Date; or

(d)    to the extent the option is exercised for vested shares of Common Stock, through a special sale and remittance procedure pursuant to which the Participant shall concurrently provide instructions to (x) a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with the Company’s pre-clearance/pre-notification policies) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (y) the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise Date.

(iii)        The Plan Administrator shall have the discretion (exercisable at any time) to permit the exercise price of an outstanding option to be paid in one or more of the forms specified in Section VI.B(ii).

C.     Exercise and Term of Options. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan Administrator and set forth in the Award Agreement evidencing the option. However, no option shall have a term in excess of ten (10) years measured from the option grant date.

D.     Effect of Termination of Service.

(i)          The following provisions shall govern the exercise of any options that are outstanding at the time of the Participant’s cessation of Service or death:

(a)    Any option outstanding at the time of the Participant’s cessation of Service for any reason shall remain exercisable for such period thereafter as shall be determined by the Plan Administrator and set forth in the documents evidencing the option, but no such option shall be exercisable after the expiration of the option term.

(b)    Any option held by the Participant at the time of the Participant’s death and exercisable in whole or in part at that time may be subsequently exercised by the personal representative of the Participant’s estate or by the person or persons to whom the option is transferred pursuant to the Participant’s will or the laws of inheritance or by the Participant’s designated beneficiary or beneficiaries of that option.

(c)    Should the Participant’s Service be terminated for Cause or should the Participant otherwise engage in any conduct constituting Cause while holding one or more outstanding options, then all such options shall terminate immediately and cease to be outstanding.

(d)    During the applicable post-Service exercise period, the option may not be exercised for more than the number of vested shares for which the option is at the time exercisable. No additional shares shall vest under the option following the Participant’s cessation of Service except to the extent (if any) specifically authorized by the Plan Administrator in its sole discretion pursuant to an express written agreement with the Participant. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any shares for which the option has not been exercised.

(ii)         The Plan Administrator shall have complete discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(a)    extend the period of time for which the option is to remain exercisable following the Participant’s cessation of Service from the limited exercise period otherwise in effect for that option to such greater period as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term;

(b)    include an automatic extension provision whereby the specified post-Service exercise period in effect for any option shall automatically be extended by an additional period of time equal in duration to any interval within the specified post-Service exercise period during which the exercise of that option or the immediate sale of the shares acquired under such option could not be effected in compliance with applicable federal and state securities laws, but in no event shall such an extension result in the continuation of such option beyond the expiration date of the term of that option; and/or

(c)    permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of Common Stock for which such option is exercisable at the time of the Participant’s cessation of Service but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in Service.

E.      Early Exercise. The Plan Administrator shall have the discretion to grant options that are exercisable for unvested shares of Common Stock. Should the Participant cease Service while holding unvested shares received upon such early exercise of an option, the Company shall have the right to repurchase any or all such unvested shares at a price per share equal to the lower of (i) the exercise price paid per share or (ii) the Fair Market Value per share of Common Stock at the time of repurchase. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the document evidencing such repurchase right.

F.      Incentive Options. The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section VI.F, all the provisions of the Plan shall be applicable to Incentive Options. Options that are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section VI.F.

(i)          Eligibility. Incentive Options may only be granted to Employees.

(ii)         Dollar Limitation. The aggregate Fair Market Value of the shares of Common Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee  under the Plan (or any other option plan of the Company or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).

To the extent the Employee holds two (2) or more such options that become exercisable for the first time in the same calendar year, then for purposes of the foregoing limitations on the exercisability of those options as Incentive Options, such options shall be deemed to become first exercisable in that calendar year based on the chronological order in which they were granted, except to the extent otherwise provided under applicable law or regulation.

(iii)        10% Stockholder. If any Employee to whom an Incentive Option is granted is a 10% Stockholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per share of Common Stock on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

VII   STOCK APPRECIATION RIGHTS

A.     Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock appreciation rights evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B.      Types. Two types of stock appreciation rights shall be authorized for issuance under this Section VII: (i) tandem stock appreciation rights (“Tandem Rights”) and (ii) stand-alone stock appreciation rights (“Stand-alone Rights”).

C.     Tandem Rights. The following terms and conditions shall govern the grant and exercise of Tandem Rights.

(i)          One or more Participants may be granted a Tandem Right, exercisable upon such terms and conditions as the Plan Administrator may establish, to elect between the exercise of the underlying option for shares of Common Stock or the surrender of that option in exchange for a distribution from the Company in an amount equal to the excess of (a) the Fair Market Value (on the option surrender date) of the number of shares in which the Participant is at the time vested under the surrendered option (or surrendered portion thereof) over (b) the aggregate exercise price payable for such vested shares.

(ii)         Any distribution to which the Participant becomes entitled upon the exercise of a Tandem Right may be made in (a) shares of Common Stock valued at Fair Market Value on the option surrender date, (b) cash or (y) a combination of cash and shares of Common Stock, as specified in the applicable Award Agreement.

D.     Stand-Alone Rights. The following terms and conditions shall govern the grant and exercise of Stand-alone Rights:

(i)          One or more Participants may be granted a Stand-alone Right not tied to any underlying option. The Stand-alone Right shall relate to a specified number of shares of Common Stock and shall be exercisable upon such terms and conditions as the Plan Administrator may establish. In no event, however, may the Stand-alone Right have a maximum term in excess of ten (10) years measured from the grant date.

(ii)         Upon exercise of the Stand-alone Right, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (a) the aggregate Fair Market Value (on the exercise date) of the shares of Common Stock underlying the exercised right over (b) the aggregate base price in effect for those shares.

(iii)        The number of shares of Common Stock underlying each Stand-alone Right and the base price in effect for those shares shall be determined by the Plan Administrator in its sole discretion at the time the Stand-alone Right is granted. In no event, however, may the base price per share be less than the Fair Market Value per underlying share of Common Stock on the grant date.

(iv)        The distribution with respect to an exercised Stand-alone Right may be made in (a) shares of Common Stock valued at Fair Market Value on the exercise date, (b) cash or (c) a combination of cash and shares of Common Stock, as specified in the applicable Award Agreement.

(v)         The holder of a Stand-alone Right shall have no stockholder rights with respect to the shares subject to the Stand-alone Right unless and until such person shall have exercised the Stand-alone Right and become a holder of record of the shares of Common Stock issued upon the exercise of such Stand-alone Right.

E.      Post-Service Exercise. The provisions governing the exercise of Tandem Rights and Stand-alone Rights following the cessation of the Participant’s Service shall be substantially the same as those set forth in Section VI.D for the options granted under the Plan, and the Plan Administrator’s discretionary authority under Section VI.D(ii) shall also extend to any outstanding Tandem Rights and Stand-alone Rights.

VIII   STOCK AWARDS

A.     Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant stock awards either as vested or unvested shares of Common Stock, through direct and immediate issuances. Each stock award shall be evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B.      Consideration. Shares of Common Stock may be issued under a stock award for any of the following items of consideration that the Plan Administrator may deem appropriate in each individual instance:

(i)          cash or check made payable to the Company;

(ii)         past services rendered to the Company (or any Parent or Subsidiary); or

(iii)        any other valid consideration under applicable law.

C.     Vesting Provisions.

(i)          Stock awards may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance as a bonus for Service rendered or may vest in one or more installments over the Participant’s period of Service and/or upon the attainment of specified performance objectives.

(ii)         The Plan Administrator shall also have the discretionary authority to structure one or more stock awards so that the shares of Common Stock subject to those Awards shall vest upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award. The elements of the vesting schedule applicable to any stock award shall be determined by the Plan Administrator and incorporated into the Award Agreement.

(iii)        Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under a stock award or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Company for cancellation, and the Participant shall have no further stockholder rights with respect to those shares. To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent, the Company shall repay to the Participant the lower of (a) the cash consideration paid for the surrendered shares or (b) the Fair Market Value of those shares at the time of cancellation.

(iv)        The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock that would otherwise occur upon the cessation of the Participant’s Service or the non-attainment of the performance objectives applicable to those shares. Any such waiver shall result in the immediate vesting of the Participant’s interest in the shares of Common Stock as to which the waiver applies.

(v)         Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) that the Participant may have the right to receive with respect to the Participant’s unvested shares of Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares, spin-off transaction, extraordinary dividend or distribution or other change affecting the outstanding shares of Common Stock as a class without the Company’s receipt of consideration shall be issued subject to (a) the same vesting requirements applicable to the Participant’s unvested shares of Common Stock and (b) such escrow arrangements as the Plan Administrator shall deem appropriate, unless and to the extent the Plan Administrator determines at the time to vest and distribute such securities or other property. Equitable adjustments to reflect each such transaction shall also be made by the Plan Administrator to the repurchase price payable per share by the Company for any unvested securities subject to its existing repurchase rights under the Plan, provided the aggregate repurchase price shall in each instance remain the same.

IX     RESTRICTED STOCK UNITS

A.     Authority. The Plan Administrator shall have the full power and authority, exercisable in its sole discretion, to grant restricted stock units evidenced by an Award Agreement in the form approved by the Plan Administrator, provided, however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B.      Terms. Each restricted stock unit award shall entitle the Participant to receive the shares underlying that Award (or an amount based on the value of the shares) upon vesting or upon the expiration of a designated period following the vesting of the Award. Payment of shares underlying a restricted stock unit award may be deferred for a period specified by the Plan Administrator at the time the restricted stock unit award is initially granted or (to the extent permitted by the Plan Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Code Section 409A. Restricted stock units subject to performance vesting may also be structured so that the underlying shares are convertible into shares of Common Stock (or a payment based on the value of the shares), but the rate at which each share is to so convert shall be based on the attained level of performance for each applicable performance objective.

C.     Vesting Provisions.

(i)          Restricted stock units may, in the discretion of the Plan Administrator, vest in one or more installments over the Participant’s period of Service or upon the attainment of specified performance objectives.

(ii)         The Plan Administrator shall also have the discretionary authority to structure one or more restricted stock unit awards so that the shares of Common Stock subject to those Awards shall vest (or vest and become issuable) upon the achievement of pre-established performance objectives based on one or more Performance Goals and measured over the performance period specified by the Plan Administrator at the time of the grant of the Award.

(iii)        Outstanding restricted stock units shall automatically terminate without any payment if the performance goals or Service requirements established for those Awards are not attained or satisfied. The Plan Administrator, however, shall have the discretionary authority to make a payment under one or more outstanding Awards of restricted stock units as to which the designated performance goals or Service requirements have not been attained or satisfied.

D.     Payment. Restricted stock units that vest may be settled in (i) cash, (ii) shares of Common Stock valued at Fair Market Value on the payment date or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement.

X      DIVIDEND EQUIVALENT RIGHTS

A.     Authority. The Plan Administrator shall have full power and authority, exercisable in its sole discretion, to grant dividend equivalent rights evidenced by an Award Agreement in the form approved by the Plan Administrator, provided however, that the terms of each such Award Agreement shall not be inconsistent with the terms specified below.

B.      Terms. The dividend equivalent rights may be granted as stand-alone awards or in tandem with other Awards made under the Plan, except dividend equivalent rights shall not be granted in connection with an option or stock appreciation right. The term of each dividend equivalent right award shall be established by the Plan Administrator at the time of grant, but no such award shall have a term in excess of ten (10) years.

C.     Entitlement. Each dividend equivalent right shall represent the right to receive the economic equivalent of each dividend or distribution, whether in cash, securities, or other property (other than shares of Common Stock), which is made per issued and outstanding share of Common Stock during the term the dividend equivalent right remains outstanding. A special account on the books of the Company shall be maintained for each Participant to whom a dividend equivalent right is granted, and that account shall be credited per dividend equivalent right with each such dividend or distribution made per issued and outstanding Common Stock during the term of that dividend equivalent right remains outstanding.

D.     Timing of Payment. Payment of the amounts credited to such book account shall not be made to the Participant prior to the vesting of that Award (or the portion thereof to which the dividend equivalent right award relates), and no dividend equivalents shall vest or become payable until the underlying Award vests and becomes payable. Accordingly, dividend equivalent rights shall be subject to cancellation and forfeiture to the same extent as the underlying Award. Payment may be deferred for a period specified by the Plan Administrator at the time the dividend equivalent right award is initially granted or (to the extent permitted by the Plan Administrator) designated by the Participant pursuant to a timely deferral election made in accordance with the requirements of Code Section 409A.

E.      Form of Payment. Payment of the amounts due with respect to dividend equivalent rights may be made in (i) cash, (ii) shares of Common Stock or (iii) a combination of cash and shares of Common Stock, as determined by the Plan Administrator in its sole discretion and set forth in the Award Agreement. If payment is to be made in the form of shares of Common Stock, the number of shares of Common Stock into which the cash dividend or distribution amounts are to be converted for purposes of the Participant’s book account may be based on the Fair Market Value per share of Common Stock on the date of conversion, a prior date or an average of the Fair Market Value per share of Common Stock over a designated period, as determined by the Plan Administrator in its sole discretion.

XI     OTHER AWARDS

The Plan Administrator may grant other Awards denominated in shares of Common Stock (including performance shares or performance units) and other Awards providing for cash payments based in whole or in part on the value or future value of the Common Stock, alone or in tandem with other Awards, in such amounts as the Plan Administrator shall from time to time in its sole discretion determine. Other awards shall also include cash payments under the Plan that may be based on one or more criteria determined by the Plan Administrator that are unrelated to the value of Common Stock and that may be granted in tandem with, or independent of, other Awards under the Plan. Each other award granted under the Plan shall be evidenced by an Award Agreement in the form approved by the Plan Administrator. Each other award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

XII   EFFECT OF CHANGE IN CONTROL

A.     In the event of a Change in Control, each outstanding Award, as determined by the Plan Administrator in its sole discretion, may be (i) assumed by the successor corporation (or parent thereof), (ii) canceled and substituted with an Award granted by the successor corporation (or parent thereof), (iii) otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction, or (iv) replaced with a cash retention program of the Company or any successor corporation (or parent thereof) that preserves the spread existing on the unvested Award shares subject to the Award at the time of the Change in Control (the excess of the Fair Market Value of those shares over the aggregate purchase price payable for such shares) and, subject to Section XII.C below, provides for subsequent payout of that spread in accordance with the same exercise/vesting schedule applicable to those unvested Award shares.

B.      To the extent an outstanding Award is not assumed, substituted, continued, or replaced in accordance with Section XII.A, such Award shall automatically vest in full immediately prior to the effective date of the Change in Control, unless the acceleration of such Award is subject to other limitations imposed by the Plan Administrator at the time of the grant of the Award. The Plan Administrator in its sole discretion shall have the authority to provide that to the extent any such Award, as so accelerated, remains unexercised and outstanding on the effective date of the Change in Control, such Award shall terminate and cease to be outstanding. The holder of such Award shall become entitled to receive, upon consummation of the Change in Control and subject to Section XII.C, a lump sum cash payment in an amount equal to the product of (i) the number of shares of Common Stock subject to such Award and (ii) the excess of (a) the Fair Market Value per share of Common Stock on the date of the Change in Control over (b) the per share exercise price, base price or purchase price in effect for such Award. However, any such Award shall be subject to cancellation and termination, without cash payment or other consideration due the Award holder, if the Fair Market Value per share of Common Stock on the date of such Change in Control is less than the per share exercise price, base price, or purchase price in effect for such Award. Notwithstanding the foregoing, if any Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals, and such Award is not to be so assumed, substituted, continued, or replaced, that Award shall vest based on actual performance attainment as of the date of the Change in Control or based on target level, immediately prior to the effective date of the actual Change in Control transaction, and the shares of Common Stock underlying the portion of the Award that vests on such accelerated basis shall be issued in accordance with the applicable Award Agreement, unless such accelerated vesting is precluded by other limitations imposed in the Award Agreement.

C.     The Plan Administrator shall have the authority to provide that any escrow, holdback, earn-out or similar provisions in the definitive agreement effecting the Change in Control shall apply to any cash payment made pursuant to Section XII.A or Section XII.B to the same extent and in the same manner as such provisions apply to a holder of a share of Common Stock.

D.     Immediately following the consummation of the Change in Control, all outstanding Awards shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction.

E.      In the event of any Change in Control, the Plan Administrator in its sole discretion may determine that all outstanding repurchase or cancellation rights (i) are to be assigned to the successor corporation (or parent thereof) or otherwise continued in full force and effect pursuant to the terms of the Change in Control transaction or

(ii) are to be terminated and the shares of Common Stock subject to those terminated rights are to immediately vest in full, unless such accelerated vesting is precluded by limitations imposed by the Plan Administrator at the time the right is issued.

F.      Each Award that is assumed in connection with a Change in Control or otherwise continued in effect shall be appropriately adjusted, immediately after such Change in Control, to apply to the number and class of securities into which the shares of Common Stock subject to that Award would have been converted in consummation of such Change in Control had those shares been outstanding at that time. Notwithstanding the foregoing, if any Award is subject to a performance-vesting condition tied to the attainment of one or more specified performance goals and such Award is to be so assumed or continued, the performance-vesting conditions shall terminate, and the assumption or continuation of the Award shall be effected in accordance with this Section XII.F with the number of shares of Common Stock subject to the Award determined based on actual performance attainment as of the date of the Change in Control or based on target level, as determined by the Plan Administrator, and the service vesting and issuance provisions of the Award shall continue in effect with respect to the Award. Appropriate adjustments to reflect such Change in Control shall also be made to (i) the exercise or base price or cash consideration payable per share in effect under each outstanding Award, provided the aggregate exercise or base price or cash consideration in effect for such securities shall remain the same, (ii) the maximum number and/or class of securities available for issuance over the remaining term of the Plan, (iii) the maximum number and/or class of securities for which Incentive Options may be granted under the Plan, (iv) the maximum number and/or class of securities for which any one person may be granted Awards under the Plan per calendar year and (v) the number and/or class of securities subject to the Company’s outstanding repurchase rights under the Plan and the repurchase price payable per share. To the extent the actual holders of the Company’s outstanding shares of Common Stock receive cash consideration for their shares of Common Stock in consummation of the Change in Control, the successor corporation may, in connection with the assumption or continuation of the outstanding Awards under the Plan and subject to the Plan Administrator’s approval, substitute, for the securities underlying those assumed Awards, one or more shares of its own common stock with a fair market value equivalent to the cash consideration paid per shares of Common Stock in such Change in Control transaction.

G.     The Plan Administrator shall have the discretion, exercisable either at the time an Award is granted or at any time while an Award remains outstanding, to structure such Award so that the shares subject to such Award will automatically vest on an accelerated basis should the Participant’s Service terminate by reason of an Involuntary Termination within a designated period following the effective date of any Change in Control in which the Award is assumed or otherwise continued in effect and the repurchase rights applicable to those shares do not otherwise terminate.

H.     The portion of any Incentive Option accelerated in connection with a Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded. To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax laws.

XIII   REPRICING PROGRAMS

The Plan Administrator shall not have the discretionary authority, except pursuant to Section V.D, to (i) implement cancellation/regrant programs pursuant to which outstanding options or stock appreciation rights under the Plan are cancelled and new options or stock appreciation rights are granted in replacement with a lower exercise or base price per share, (ii) cancel outstanding options or stock appreciation rights under the Plan with exercise or base prices per share in excess of the then current Fair Market Value per share of Common Stock for consideration payable in cash or in equity securities of the Company (except in the case of a Change in Control) or (iii) reduce the exercise or base price in effect for outstanding options or stock appreciation rights under the Plan, in any case without stockholder approval.

XIV   MISCELLANEOUS

A.     Deferred Compensation; Code Section 409A

(i)          The Plan Administrator may, in its sole discretion, structure one or more Awards (other than options and stock appreciation rights) so that the Participants may be provided with an election to defer the compensation associated with those Awards for federal income tax purposes. Any such deferral opportunity shall comply with all applicable requirements of Code Section 409A.

(ii)         The Plan Administrator may implement a non-employee Board member retainer fee deferral program under the Plan so as to allow the non-employee Board members the opportunity to elect, prior to the start of each calendar year, to convert the Board and Board committee retainer fees to be earned for such year into restricted stock units under the Plan that will defer the issuance of the shares of Common Stock that vest under those restricted stock units until a permissible date or event under Code Section 409A. If such program is implemented, the Plan Administrator shall have the authority to establish such rules and procedures as it deems appropriate for the filing of such deferral elections and the designation of the permissible distribution events under Code Section 409A.

(iii)        To the extent the Company maintains one or more separate non-qualified deferred compensation arrangements that allow the participants the opportunity to make notional investments of their deferred account balances in shares of Common Stock, the Plan Administrator may authorize the share reserve under the Plan to serve as the source of any shares of Common Stock that become payable under those deferred compensation arrangements. In such event, the share reserve under the Plan shall be reduced on a share-for-share basis for each share of Common Stock issued under the Plan in settlement of the deferred compensation owed under those separate arrangements.

(iv)        If an Award is subject to Code Section 409A, (a) distributions shall only be made in a manner and upon an event permitted under Code Section 409A, (b) payments to be made upon a termination of employment or service shall only be made upon a “separation from service” under Code Section 409A, (c) payments to be made upon a Change in Control shall only be made upon a “change of control event” under Code Section 409A, (d) unless the Award specifies otherwise, each payment shall be treated as a separate payment for purposes of Code Section 409A, and (e) in no event shall a Participant, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with Code Section 409A. Any Award granted under the Plan that is subject to Code Section 409A and that is to be distributed to a specified employee (as defined under Code Section 409A) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six (6) months following the date of the Participant’s separation from service, if required by Code Section 409A. If a distribution is delayed pursuant to Code Section 409A, the distribution shall be paid within thirty (30) days after the end of the six (6)-month period. If the Participant dies during such six (6)-month period, any postponed amounts shall be paid within sixty (60) days of the Participant’s death. The Plan Administrator may adopt such amendments to the Plan and the applicable Award Agreement or adopt policies and procedures (including amendments, policies, and procedures with retroactive effect), or take any other actions, that the Plan Administrator determines are necessary or appropriate to (a) exempt the Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Code Section 409A.

B.      Transferability of Awards. The transferability of Awards granted under the Plan shall be governed by the following provisions:

(i)          Incentive Options. During the lifetime of the Participant, Incentive Options shall be exercisable only by the Participant and shall not be assignable or transferable other than by will or the laws of inheritance following the Participant’s death.

(ii)         Other Awards. All other Awards shall be subject to the same limitation on transfer as Incentive Options, except that the Plan Administrator may structure one or more such Awards so that the Award may be assigned in whole or in part during the Participant’s lifetime to one or more Family Members of the Participant or to a trust established exclusively for the Participant and/or such Family Members, to the extent such assignment is in connection with the Participant’s estate plan or pursuant to a domestic relations order. The assigned portion of an Award may only be exercised (if applicable) by the person or persons who acquire a proprietary interest in the Award pursuant to the assignment. The terms applicable to the assigned portion of the Award shall be the same as those in effect for the Award immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

(iii)        Beneficiary Designation. Notwithstanding the foregoing, a Participant may, to the extent permitted by the Plan Administrator, designate one or more persons as the beneficiary or beneficiaries of some or all of the Participant’s outstanding Awards, and those Awards shall, in accordance with such designation and to the extent valid under applicable law, automatically be transferred to such beneficiary or beneficiaries upon the Participant’s death while holding those Awards. Such beneficiary or beneficiaries shall take the transferred

Awards subject to all the terms and conditions of the applicable agreement evidencing each such transferred Award, including (without limitation) the limited time period during which the Award may be exercised (if applicable) following the Participant’s death.

C.     Stockholder Rights. A Participant shall not have any of the rights of a stockholder (including the right to vote or receive dividends) with respect to shares of Common Stock covered by an Award until the Participant becomes the holder of record of such shares. A Participant may be granted the right to receive dividend equivalents under Section X with respect to one or more outstanding Awards. However, any dividend or dividend equivalent payable in connection with an unvested Award shall not be paid until and unless the underlying Award vests and shall be subject to risk of forfeiture to the same extent as the underlying Award.

D.     Tax Withholding; No Guarantee of Tax Treatment. The Company’s obligation to deliver shares of Common Stock, other securities or cash upon the exercise, issuance, vesting or settlement of an Award under the Plan shall be subject to the satisfaction of all applicable Withholding Tax requirements. The Company (or any Parent or Subsidiary employing or retaining the Participant) shall have the right and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property issuable or deliverable under any Award or from any compensation or other amounts owing to the Participant, the amount (in cash, shares of Common Stock, other securities or other property) of any required Withholding Taxes in respect of an Award and to take such other action as may be necessary in the opinion of the Plan Administrator to satisfy all obligations for the payment of such Withholding Taxes. Without limiting the generality of the foregoing, the Plan Administrator may, in its sole discretion, permit a Participant to satisfy the foregoing Withholding Tax liability in whole or in part by (i) the delivery of shares of Common Stock previously acquired by such individual (other than in connection with the exercise, issuance, vesting or settlement triggering the Withholding Taxes) with an aggregate Fair Market Value equal to the Withholding Taxes or (ii) having the Company withhold, from the shares of Common Stock otherwise issuable upon the issuance, exercise, vesting or settlement of such Award, a portion of those shares with an aggregate Fair Market Value at the time of delivery equal to the Withholding Taxes, in each case at a withholding rate determined by the Plan Administrator but in no event to exceed the maximum statutory rate applicable to the Participant to the extent necessary to avoid adverse accounting treatment. Notwithstanding any provisions of the Plan to the contrary, the Company does not guarantee to any Participant or any other person with an interest in an Award that (x) any Award intended to be exempt from Code Section 409A shall be so exempt, (y) any Award intended to comply with Code Section 409A or Code Section 422 shall so comply, or (z) any Award shall otherwise receive a specific tax treatment under any other applicable tax law, nor in any such case will the Company or any affiliate be required to indemnify, defend or hold harmless any individual with respect to the tax consequences of any Award.

E.      Share Escrow/Legends. Unvested shares may, in the Plan Administrator’s discretion, be held in escrow by the Company until the Participant’s interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

F.      Effective Date and Term of the Plan.

(i)          The Plan became effective on October 18, 2022, the date on which the Plan was approved by the stockholders (the “Plan Effective Date”). The Plan was subsequently amended by the Board to increase the share reserve by 7,961 shares, as adjusted for a 1-for-25 reverse stock split, and such amendment was approved by the stockholders on September 6, 2023. The Plan was further amended by the Board on April 18, 2024, subject to stockholder approval at the 2024 Annual Meeting, to increase the share reserve by 260,000 shares, as adjusted for a 1-for-25 reverse stock split.

(ii)         The Plan shall terminate upon the earliest to occur of (a) the date immediately preceding the tenth anniversary of the Plan Effective Date, (b) the date on which all shares available for issuance under the Plan shall have been issued as fully vested shares, (c) the termination of all outstanding Awards in connection with a Change in Control, or (d) the termination of the Plan by the Board. Should the Plan terminate under subsection (a) or (b) above, then all Awards outstanding at that time shall continue to have force and effect in accordance with the provisions of the documents evidencing those Awards.

G.     Termination and Amendment of the Plan and Awards.

(i)          The Board shall have complete and exclusive power and authority to terminate the Plan at any time. The Board shall also have complete and exclusive power and authority to amend or modify the Plan in any or all respects, subject to stockholder approval to the extent required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the shares of Common Stock are at the time primarily traded. However, no such amendment or modification shall adversely affect the rights and obligations with respect to Awards at the time outstanding under the Plan unless the Participant consents to such amendment or modification.

(ii)         Awards may be made under the Plan that involve shares of Common Stock in excess of the number of shares then available for issuance under the Plan, provided no shares shall be issued pursuant to those Awards until the number of shares of Common Stock available for issuance under the Plan is sufficiently increased by stockholder approval of an amendment of the Plan authorizing such increase. If such stockholder approval is not obtained within twelve (12) months after the date the first excess Award is made, then all Awards granted based on such excess shares shall terminate and cease to be outstanding.

(iii)        The Plan Administrator shall have the power and authority to amend or modify any Award without the Participant’s consent to the extent the Plan Administrator determines such amendment or modification is (A) required under applicable law or regulation or pursuant to the listing standards of the Stock Exchange on which the shares of Common Stock are at the time primarily traded, (B) necessary to preserve favorable accounting or tax treatment of any Award, or (C) necessary to enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

H.     Subplans. The Compensation Committee shall have the discretionary authority to adopt and implement from time to time such addenda or subplans to the Plan as it may deem necessary to bring the Plan into compliance with applicable laws and regulations of any foreign jurisdictions in which Awards are to be made under the Plan and/or to obtain favorable tax treatment in those foreign jurisdictions for the individuals to whom the Awards are made.

I.       Use of Proceeds. Any cash proceeds received by the Company from the sale of shares of Common Stock under the Plan shall be used for general corporate purposes.

J.       Regulatory Approvals.

(i)          The implementation of the Plan, the granting of any Award under the Plan and the issuance of any shares of Common Stock in connection with the issuance, exercise, vesting or settlement of any Award under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the shares of Common Stock issuable pursuant to those Awards.

(ii)         No shares of Common Stock or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of applicable securities laws, and all applicable listing requirements of any Stock Exchange on which the shares of Common Stock are then listed for trading.

K.     No Employment/Service Rights. Nothing in the Plan shall confer upon the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Company (or any Parent or Subsidiary employing or retaining such person) or of the Participant, which rights are hereby expressly reserved by each, to terminate such person’s Service at any time for any reason, with or without cause.

L.      Recoupment. Participants shall be subject to any clawback, recoupment or other similar policy adopted by the Board as in effect (and as modified) from time to time and Awards and any cash, shares of Common Stock or other property or amounts due, paid, or issued to a Participant shall be subject to the terms of such policy, as in effect (and as modified) from time to time.

APPENDIX

The following definitions shall be in effect under the Plan:

A.     Award shall mean any of the following awards authorized for issuance or grant under the Plan: options, stock appreciation rights, stock awards, restricted stock units, dividend equivalents and other awards.

B.      Award Agreement shall mean the written agreement(s) between the Company and the Participant evidencing a particular Award made to that individual under the Plan, as such agreement(s) may be in effect from time to time.

C.     Board shall mean the Company’s Board of Directors.

D.     Cause shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)          Cause shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)         In the absence of any other Cause definition in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), an individual’s termination of Service shall be deemed to be for Cause if such termination occurs, in the Company’s reasonable good faith belief by reason of the person’s commission of any act of fraud, embezzlement, dishonesty, or sexual harassment, the person’s refusal or failure to comply in any material respect with any written policies or procedures of the Company, any Parent or Subsidiary, or the Board (including, without limitation, the Company’s anti-discrimination and harassment policies and the Company’s drug and alcohol policy), any unauthorized use or disclosure by such person of confidential information or trade secrets of the Company (or any Parent or Subsidiary), or any other gross negligence or misconduct by such person adversely affecting the business or affairs of the Company (or any Parent or Subsidiary) in a material manner.

E.      Change in Control shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)          Change in Control shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)         In the absence of any other Change in Control definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Change in Control shall mean a change in ownership or control of the Company effected through any of the following transactions:

(a)    a merger, consolidation or other reorganization approved by the Company’s stockholders, unless securities representing fifty percent (50%) or more of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly and in substantially the same proportion, by the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction;

(b)    a sale, transfer, or other disposition of all or substantially all of the Company’s assets;

(c)    the closing of any transaction or series of related transactions pursuant to which any person or any group of persons comprising a “group” within the meaning of Rule 13d-5(b)(1) of the 1934 Act (other than the Company or a person that, prior to such transaction or series of related transactions, directly or indirectly controls, is controlled by or is under common control with, the Company) acquires directly or indirectly (whether as a result of a single acquisition or by reason of one or more acquisitions within the twelve (12)-month period ending with the most recent acquisition) beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing (or convertible into or exercisable for securities possessing) fifty percent (50%) or more of the total combined voting power of the Company’s securities (as measured in terms of the power to vote with respect to the election of Board members) outstanding immediately after the consummation of such transaction or series of related transactions, whether such transaction involves a direct issuance from the Company or the acquisition of outstanding securities held by one or more of the Company’s existing stockholders; or

(d)    a change in the composition of the Board over a period of twelve (12) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

Solely with respect to any Award that constitutes “deferred compensation” subject to Section 409A of the Code and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership”, “change in effective control”, and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A of the Code, without altering the definition of Change in Control for purposes of determining whether a Participant’s rights to such Award become vested or otherwise unconditional upon the Change in Control.

F.      Code shall mean the Internal Revenue Code of 1986, as amended.

G.     Common Stock shall mean the Company’s common stock.

H.     Compensation Committee shall mean the Compensation Committee of the Board.

I.       Company shall mean SeaStar Medical Holding Corporation, a Delaware corporation, and any successor to all or substantially all of the assets or voting stock of SeaStar Medical Holding Corporation.

J.       Employee shall mean an individual who is in the employ of the Company (or any Parent or Subsidiary, whether now existing or subsequently established), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

K.     Exercise Date shall mean the date on which the Company shall have received written notice of the option exercise.

L.      Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(i)          If the Common Stock is at the time traded on a Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common Stock at the close of regular hours trading (i.e., before after-hours trading begins) on the date in question on the Stock Exchange serving as the primary market for the Common Stock, as such price is reported by the National Association of Securities Dealers (if primarily traded on the Nasdaq Global or Global Select Market) or as officially quoted in the composite tape of transactions on any other Stock Exchange on which the Common Stock is then primarily traded. If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(ii)         If the Common Stock is at the time quoted on a national or regional securities exchange or market system (including over-the-counter markets and the Nasdaq Capital Market) determined by the Plan Administrator to be the primary market for the shares of Common Stock, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is officially reported by such exchange or market system. If there is no closing selling price for the shares of Common Stock on the date in question, then the Fair Market Value shall be the closing selling price of a share of Common Stock on the last preceding date for which such quotation exists.

M.     Family Member shall mean, with respect to a particular Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law.

N.     Good Reason shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)          Good Reason shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)         In the absence of any other Good Reason definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Good Reason shall mean (A) a material diminution by the Company of the Participant’s authority, duties or responsibilities; (B) a material change in the geographic location at which the Participant must perform (which, for purposes of the Plan, means relocation of the offices of the Company at which the Participant is principally employed to a location that increases the Participant’s commute to work by more than 50 miles); or (C) a material diminution in the Participant’s base salary. The Participant must provide written notice of termination for Good Reason to the Company within 60 days after the event constituting Good Reason. The Company shall have a period of 60 days in which it may correct the act or failure to act that constitutes the grounds for Good Reason as set forth in the Participant’s notice of termination. If the Company does not correct the act or failure to act, the Participant’s employment will terminate for Good Reason on the first business day following the Company’s 60-day cure period.

O.     Incentive Option shall mean an option that satisfies the requirements of Code Section 422.

P.      Involuntary Termination shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)          Involuntary Termination shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)         In the absence of any other Involuntary Termination definition in the Award Agreement (or in any other agreement incorporated by reference into the Award Agreement), Involuntary Termination shall mean the termination of the Service of any Participant that occurs by reason of such Participant’s involuntary dismissal or discharge by the Company (or any Parent or Subsidiary) for reasons other than for Cause, or such Participant’s voluntary resignation for Good Reason.

Q.     1934 Act shall mean the Securities Exchange Act of 1934, as amended.

R.     Non-Employee Director shall mean a non-employee member of the Board.

S.      Non-Statutory Option shall mean an option that is not an Incentive Option.

T.      Parent shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, provided each corporation in the unbroken chain (other than the Company) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

U.     Participant shall mean any person who is granted an Award under the Plan.

V.      Performance Goals shall mean any objective or subjective goals the Plan Administrator establishes with respect to an Award. Performance Goals may include, but are not limited to, the following performance criteria upon which the vesting of one or more Awards under the Plan may be based: (i) cash flow, any derivative of operating cash flow, cash flow sufficient to achieve financial ratios or a specified cash balance, free cash flow, cash flow return on capital, net cash provided by operating activities, and cash flow per share; (ii) earnings (including earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation, amortization and charges for stock-based compensation, earnings before interest, taxes, depreciation and amortization, and net earnings); (iii) earnings per share; (iv) growth in earnings or earnings per share; (v) stock price, net asset value, dividend, dividend payout ratio; (vi) return on equity or average stockholder equity; (vii) total stockholder return or growth in total stockholder return either directly or in relation to a comparative group; (viii) return on capital or improvement in or attainment of working capital levels; (ix) return on assets or net assets or growth in assets; (x) invested capital, required rate of return on capital, return on invested capital, relative risk-adjusted investment performance and investment performance of capital; (xi) revenue, growth in revenue or return on sales; (xii) income or net income; (xiii) operating income, net operating income, or net operating income after tax; (xiv) operating profit or net operating profit; (xv) operating margin or gross margin; (xvi) return on operating revenue or return on operating profit; (xvii) collections and recoveries; (xviii) product research and development, implementation or completion of an identified special project, clinical trials, regulatory filings or approvals or other milestones, patent application or issuance, and manufacturing or process development; (xix) application approvals; (xx) litigation regulatory resolution, legal compliance, or safety and risk reduction goals; (xxi) any derivative of debt leverage (including debt to capital, net debt-to-capital, debt-to-EBITDA or other liquidity ratios); (xxii) balance of cash, cash equivalents and marketable securities; (xxiii) overhead, savings, G&A and other expense control goals; (xxiv) budget comparisons and management; (xxv) growth in stockholder value relative to the growth of the S&P 400 or S&P 400 Index, the S&P Global Industry Classification Standards (“GICS”) or GICS Index, or another peer group or peer group index; (xxvi) credit rating, debt, fixed charge coverage, interest coverage; (xxvii) development and implementation of strategic plans and/or organizational restructuring goals; (xxviii) development and implementation of risk and crisis management programs, including business continuity plans; (xxix) improvement in workforce diversity, equity and inclusion; (xxx) market share, market penetration, and economic value added; (xxxi) inventory control; (xxxii) compliance requirements and compliance relief; (xxxiii) health and safety goals; (xxxiv) productivity goals or backlog; (xxxv) workforce management, key hires, and succession planning goals; (xxxvi) economic value added (including typical adjustments consistently applied from generally accepted accounting principles required to determine economic value added performance measures); (xxxvii) measures of customer satisfaction, employee satisfaction or staff development; (xxxviii) stakeholder engagement; (xxxix) environmental and climate-change-related goals; (xl) development or marketing collaborations, formations of joint ventures or partnerships or the completion of other similar transactions intended to enhance the Company’s revenue or profitability or enhance its customer base; (xli) business expansion, mergers, acquisitions, divestitures, joint ventures; (xlii) capital or fund raising to support operations, government grants, license arrangements; (xliv) acquisition of new customers, including institutional accounts or customer retention and/or repeat order rate; (xlv) progress of partnered programs; (lvi) partner satisfaction; (lvii) milestones related to samples received and/or tests run; (lviii) expansion of sales in additional geographies or markets; (liv) patient samples processed and billed; (lv) sample processing operating metrics (including, without limitation, failure rate maximums and reduction of repeat rates); or (xliii) such other performance criteria as the Plan Administrator may specify. In addition, such performance criteria may be based upon the attainment of specified levels of the Company’s performance under one or more of the measures described above relative to the performance of other entities and may also be based on the performance of any of the Company’s business units or divisions or any Parent or Subsidiary. Each applicable Performance Goal may include a minimum threshold level of performance below which no Award will be earned, levels of performance at which specified portions of an Award will be earned and a maximum level of performance at which an Award will be fully earned. Each applicable performance goal may be structured at the time of the Award to provide for appropriate adjustment for one or more of the following items: (A) asset impairments or write-downs; (B) litigation judgments or claim settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; (E) any extraordinary nonrecurring items; (F) the operations of any business acquired by the Company; (G) the divestiture of one or more business operations or the assets thereof; (H) the effects of any corporate transaction, such as a merger, consolidation, separation (including spin-off or other distributions of stock or property by the Company) or reorganization (whether or not such reorganization is within the definition of that term in Code Section 368); and (I) any other adjustment consistent with the operation of the Plan.

W.     Plan shall mean the Company’s 2022 Equity Omnibus Plan, as set forth in this document, as may be amended from time to time.

X.     Plan Administrator shall mean the particular entity, whether the Compensation Committee (or subcommittee thereof), the Board, the Secondary Board Committee or any delegate of the Board or the Compensation Committee authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity or delegate is carrying out its administrative functions under the Plan with respect to the persons under its jurisdiction.

Y.      Plan Effective Date shall have the meaning set forth in Section XIV.F.

AA.  Secondary Board Committee shall mean a committee of one or more Board members appointed by the Board to administer the Plan with respect to eligible persons other than Section 16 Insiders.

BB.   Section 16 Insider shall mean an officer or director of the Company subject to the short-swing profit liabilities of Section 16 of the 1934 Act.

CC.   Service shall, with respect to each Award made under the Plan, be defined in accordance with the following provisions:

(i)          Service shall have the meaning assigned to such term in the Award Agreement for the Award or in any other agreement incorporated by reference into the Award Agreement for purposes of defining such term.

(ii)         In the absence of any other definition of Service in the Award Agreement for a particular Award (or in any other agreement incorporated by reference into the Award Agreement), Service shall mean the performance of services for the Company (or any Parent or Subsidiary, whether now existing or subsequently established) by a person in the capacity of an Employee, a Non-Employee Director, a non-employee member of the board of any Parent or Subsidiary or a consultant or independent advisor. For purposes of this particular definition of Service, a Participant shall be deemed to cease Service immediately upon the occurrence of either of the following events: (a) the Participant no longer performs services in any of the foregoing capacities for the Company or any Parent or Subsidiary or (b) the entity for which the Participant is performing such services ceases to remain a Parent or Subsidiary of the Company, even though the Participant may subsequently continue to perform services for that entity.

(iii)        Service shall not be deemed to cease during a period of military leave, sick leave or other personal leave approved by the Company, provided, however, that should such leave of absence exceed three (3) months, then for purposes of determining the period within which an Incentive Option may be exercised as such under the federal tax laws, the Participant’s Service shall be deemed to cease on the first day immediately following the expiration of such three (3)-month period, unless the Participant is provided with the right to return to Service following such leave either by statute or by written contract. Except to the extent otherwise required by law or expressly authorized by the Plan Administrator or by the Company’s written policy on leaves of absence, no Service credit shall be given for vesting purposes for any period the Participant is on a leave of absence.

DD.   Stand-alone Rights shall have the meaning set forth in Section VII.B.

EE.   Stock Exchange shall mean the American Stock Exchange, the NASDAQ Capital Market, NASDAQ Global or Global Select Market or the New York Stock Exchange.

FF.    Subsidiary shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. The term Subsidiary shall also include any wholly-owned limited liability company in such chain of subsidiaries.

GG.  Substitute Awards shall have the meaning set forth in Section V.E.

HH.  Tandem Rights shall have the meaning set forth in Section VII.B.

II.     10% Stockholder shall mean the owner of stock (as determined under Code Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company (or any Parent or Subsidiary).

JJ.     Withholding Taxes shall mean the applicable federal, state, and local income and employment withholding taxes to which the holder of an Award under the Plan may become subject in connection with the issuance, exercise, vesting or settlement of that Award or the issuance of shares of Common Stock thereunder.

P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. SeaStar Medical Holding Corporation Annual Meeting of Stockholders For Stockholders of record as of May 5, 2025 Thursday, July 3, 2025 10:00 AM, Mountain Time Annual meeting to be held live via the internet - please visit www.proxydocs.com/ICU for more details. Internet: www.proxypush.com/ICU Cast your vote online Have your Proxy Card ready Follow the simple instructions to record your vote Phone: 1-866-868-2739 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions Mail: Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 10:00 AM, Mountain Time, July 3, 2025. The undersigned hereby appoints Eric Schlorff and David Green (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of SeaStar Medical Holding Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. This proxy is being solicited on behalf of the Board of Directors Copyright © 2025 BetaNXT, Inc. or its affiliates. All Rights Reserved PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

SeaStar Medical Holding Corporation Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2, 3, 4 AND 5 PROPOSAL YOUR VOTE 1. To elect two Class III Directors to serve until the 2028 annual meeting of stockholders, or until their successors shall have been duly elected and qualified. 1.01 Eric Schlorff 1.02 Kenneth Van Heel 2. To approve an amendment and restatement of the Company’s 2022 Omnibus Equity Incentive Plan (the “Plan”) to (i) increase the number of authorized shares of common stock (“Common Stock”) from 570,457, as adjusted for a 1-for-25 reverse stock split, to 2,070,457 and (ii) remove the evergreen provision. 3. To approve, in accordance with applicable rules of the Nasdaq Stock Market, the potential future sale and issuance of shares of our common stock to Lincoln Park Capital Fund, LLC and its affiliates (“Lincoln Park”) in accordance with the pricing terms set forth in the common stock purchase agreement dated April 25, 2025 (the “Lincoln Park Purchase Agreement”) that would result in Lincoln Park owning in excess of 19.99% of the shares of our common stock outstanding immediately after giving effect to such sale. 4. To ratify the appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the fiscal year ending December 31, 2025. 5. To adjourn or postpone the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes for, or otherwise in connection with, any of the proposals described above. 6. To transact such other business as may properly come before the Annual Meeting or any continuation, postponement, or adjournment of the Annual Meeting. FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN BOARD OF DIRECTORS RECOMMENDS FOR FOR FOR FOR FOR FOR You must register to attend the meeting online and/or participate at www.proxydocs.com/ICU Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date